File No. 33-87904

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. _____	☒ Post-Effective Amendment No. 12

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 24

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Michael A. Chong

Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒On	May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐60	days after filing pursuant to paragraph (a) of Rule 485.

☐On	pursuant to paragraph (a) of Rule 485.
If	appropriate, check the following box:

☐This	post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Flexible Premium Variable Whole Life Insurance

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a flexible premium variable whole life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and the thirty-three (33) funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2003

Flexible Premium Variable Whole Life Insurance

i

Massachusetts Mutual Variable Life Separate Account I

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the Guaranteed Principal Account.

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Goldman Sachs VIT CORESM U.S. Equity Fund (CORESM is a service mark of Goldman Sachs & Co.)

Goldman Sachs VIT Growth and Income Fund

Goldman Sachs VIT Mid Cap Value Fund

Janus Aspen Series

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series

MFS® New Discovery Series

MFS® Research Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Equity Fund

MML Equity Index Fund (Class II Shares)

MML Growth Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA*

Oppenheimer Main Street® Small Cap Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

* Prior to May 1, 2003, this Fund was called the Oppenheimer Main Street® Growth & Income Fund/VA.

Massachusetts Mutual Variable Life Separate Account I

ii

iii

Summary Of Benefits And Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

CHOICE OF DEATH BENEFIT OPTIONS

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:
1.  Death Benefit Option 1 (level amount option): The selected face amount in effect on the date of death.
2. Death Benefit Option 2 (return of account value option): The selected face amount in effect on the date of death plus the account value on the date of death.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of 33 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

GUARANTEED PRINCIPAL ACCOUNT

In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account.

SURRENDERS AND WITHDRAWALS

You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the net surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

INVESTMENT PERFORMANCE

The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.

Summary Of Benefits And Risks

Risks of the Policy

TERMINATION

Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds it debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the 1st six months of the 1st policy year.

• If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability.

• The minimum withdrawal is $100.

• The maximum withdrawal amount is equal to your cash surrender value value, less an amount equal to the following:

• 12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or

• 60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

• A withdrawal charge equal to the lesser of 2% of the amount you withdraw or $25 will be deducted from the amount of the withdrawal.

LIMITATIONS ON TRANSFERS

• Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• You may maintain account value in a maximum of 21 Separate Account Divisions and the Guaranteed Principal Account at any one time.

• We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

IMPACT OF LOANS

Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s cash surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, you may be subject to a 10% penalty.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS

The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary Of Benefits And Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted			Maximum Amount Deducted
Sales Load Charge	When you pay premium	For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):			For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%
		Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%
		Greater than or equal to $10,000,000.75%		.75%	Greater than or equal to $10,000,000.75%		.75%

		For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:			For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $1,000,000			Less than $1,000,000
		• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%
		Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%
		Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%
		Greater than or equal to $10,000,000	3.25%	3.25%	Greater than or equal to $10,000,000	3.25%	3.25%

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
State Premium Tax Charge	When you pay premium	0% to 5% of each premium, depending on the applicable state rate	This charge will always equal the applicable state rate

Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	1% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax

Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal	2% of the amount withdrawn, not to exceed $25 per withdrawal

1	The “Minimum Planned Annual Premium” for a policy establishes a threshold for a policy’s sales loads. If you pay premiums that are below the minimum planned annual premium, a higher sales load will result than if you pay premiums that exceed the minimum planned annual premium. We set the minimum planned annual premium on the date we issue the policy. The amount of the minimum planned annual premium depends on (i) the selected face amount of the policy, (ii) the insured’s age, (iii) the insured’s gender and (iv) the insured’s tobacco use classification. A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance charge[1,2]	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.02 – $83.34	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.09 – $83.34

Cost of Insurance charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1[3]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.06	Rate per $1000 of Insurance Risk: $0.15

Administrative Charge	Monthly, on the policy’s monthly calculation date	$5.25 per month	$9.00 per month

Mortality & Expense Charge	Daily at effective annual rates	0.30% annually of each Separate Account Division’s assets	0.60% annually of each Separate Account Division’s assets

Underwriting Charge[4] (For policies issued with regular underwriting)	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06

Underwriting Charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1	Monthly, on the policy’s monthly calculation date	Rate per $1000 of selected face amount: $0.02	Rate per $1000 of selected face amount: $0.02

Substitute Insured Charge	If policy owner elects to transfer the policy to another person	$75.00	$75.00

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Transfer Charge	Upon each transfer after the first 6 transfers in a policy year	$0	$10

Loan Interest Rate Expense Charge	On the policy anniversary date	0.75%	0.75%

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the Guaranteed Principal Account (excluding outstanding policy loans).

The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates vary by the insured’s gender, issue age, and risk classification, and by policy year. This cost of insurance charge rate may not be representative of the cost of insurance charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.
2	The cost of insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insured” are 1st year rates only. After the first year, the rates will vary based on the age of the insured.
4	The underwriting charge rates will vary by issue age of the insured and by policy year. This underwriting charge rate may not be representative of the underwriting charge that a particular policyowner will pay. If you would like information on the underwriting charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.

Fee Tables

Annual Fund Operating Expenses

This table describes the fund fees and expenses that you will pay daily during the time that you own the policy. The table shows the range (minimum and maximum) of fees and expenses that are deducted from fund company assets, including management fees, distribution fees and/or 12b-1 fees and other expenses. These fees and expenses are expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning an individual fund’s fees and expenses is contained in the fund’s prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses	0.33%	1.76%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2002.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—	0.95%
Goldman Sachs VIT Capital Growth Fund	0.75%	0.85%	—	1.60%[2]
Goldman Sachs VIT CORESM U.S. Equity Fund	0.70%	0.16%	—	0.86%[2]
Goldman Sachs VIT Growth and Income Fund	0.75%	0.46%	—	1.21%[2]
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.13%	—	0.93%[2]
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%	0.02%	—	0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	0.05%	—	0.70%
MFS® Emerging Growth Series	0.75%	0.11%	—	0.86%[3]
MFS® New Discovery Series	0.90%	0.15%	—	1.05%[3]
MFS® Research Series	0.75%	0.12%	—	0.87%[3]
MML Blend Fund	0.39%	0.03%	—	0.42%[4]
MML Emerging Growth Fund	1.05%	0.71%	—	1.76%[4]
MML Equity Fund	0.38%	0.04%	—	0.42%[4]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[5]
MML Growth Equity Fund	0.80%	0.28%	—	1.08%[4]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[4]
MML Money Market Fund	0.48%	0.04%	—	0.52%[4]
MML OTC 100 Fund	0.45%	0.63%	—	1.08%[4]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—	1.24%[4]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—	0.68%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—	0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—	0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—	1.12%
Oppenheimer Main Street® Fund/VA6	0.68%	0.01%	—	0.69%
Oppenheimer Main Street® Small Cap Fund/VA	0.75%	0.25%	—	1.00%

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Money Fund/VA	0.45%	0.02%	—	0.47%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.02%	—	0.74%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%[7]
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	—	0.85%

1	This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.
2	Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International, the Investment Advisers to the funds, have voluntarily agreed to reduce or limit certain “Other Expenses” of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed certain percentages noted below, as calculated per annum, of such funds’ average daily net assets, respectively. The expenses shown in the table do not include these expense reductions and limitations. If included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund, and the Goldman Sachs VIT Growth and Income Fund would be 0.29% and 1.04%, 0.29% and 1.04%, respectively of each fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2002. There were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORESM U.S. Equity Fund. In no event would the “Other Expenses” for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORESM U.S. Equity Fund exceed 0.29% and 0.24%, respectively, of each fund’s average daily net assets for the calendar year December 31, 2002. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.
3	The MFS® Emerging Growth Series, MFS® New Discovery Series, and MFS® Research Series have an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® Emerging Growth Series, MFS® New Discovery Series, and MFS® Research Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® Emerging Growth Series, MFS® New Discovery Series, and MFS® Research Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 0.85% for the MFS® Emerging Growth Series, 1.04% for the MFS® New Discovery Series, and 0.86% for the MFS® Research Series.
4	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2002.
5	MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that Total Operating Expenses, as a percentage of average daily net assets, exceed 0.26%. With this reimbursement, Other Expenses is 0.16%, and the Total Net Operating Expenses would be 0.26%.
6	Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund/VA.
7	OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

(See the fund prospectuses for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Strategic Variable Life® Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the policy anniversary nearest the insured’s 100th birthday.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account. Your account value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state specific variances that may apply to your policy.

Availability

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $25,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date for the policies we issue with regular underwriting. At the time of issue, the insured must be age 20 through age 65 as of his/her birthday nearest the policy date for the policies we issue with guaranteed issue underwriting or simplified issue underwriting.

Underwriting

We currently offer three different underwriting programs:

1.	Regular underwriting;
2.	Simplified issue underwriting*; and
3.	Guaranteed issue underwriting*.

* In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting.”

The Company/The Strategic Variable Life® Policy

Owner, Insured, Beneficiary

Owner

The owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing A Policy And Your Right To Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial selected face amount of a policy is currently $25,000. The owner selects, within our limits, the policy’s selected face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel your policy at the latest of:

•	within 10 days after your receive the policy; or
•	within 10 days after you receive a written notice of right to withdraw; or
•	within 45 days after signing Part 1 of the application.

If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

If you cancel the policy, we will pay a refund to you. The refund equals either:

•	any premium paid for the policy; plus
•	interest credited to the policy under the Guaranteed Principal Account; plus or minus
•	an amount that reflects the investment experience of the Separate Account Divisions to the date we receive your returned policy; minus

Owner, Insured, Beneficiary/Purchasing A Policy And Your Right To Cancel

•	Any amounts you borrowed or withdrew, or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn;

or, where required by state law, all premiums paid, reduced by amounts borrowed or withdrawn.

During the free look period, we will apply premium payments to the MML Money Market Division.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy to you, or to one of our agency offices.

Purchasing A Policy And Your Right To Cancel

Premiums

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

There are five premium concepts under the policy:

•	Initial Case Premium Paid
•	Minimum Case Premium
•	Minimum Initial Policy Premium
•	Planned Annual Premium
•	Minimum Planned Annual Premium

Initial Case Premium Paid

The initial case premium paid is the amount of premium paid for all policies in a case on deposit with us before we install the case on our administrative system. The initial case premium paid determines the sales load percentage for all policies in that case.

Minimum Case Premium

The minimum premium that we require for a case is $250,000 of first year annualized premium.

Minimum Initial Policy Premium

You must pay the minimum initial policy premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your policy. The minimum initial policy premium is twelve (12) times an amount equal to the first month’s monthly charges.

Planned Annual Premium

You may elect in the application to pay an annual premium for your policy. We call this premium your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills we send you. You may change the amount of your planned annual premium at any time.

The amount of your planned annual premium will depend on:

•	The selected face amount of the policy;
•	The insured’s age;
•	The insured’s gender;
•	The insured’s smoking classification; and
•	The amount of the initial premium paid.

There is no penalty if you do not pay the planned annual premium.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned annual premium payments does not guarantee the policy will remain in force. Even if you pay planned annual premiums, the policy will terminate if the account value becomes insufficient to pay monthly charges and the grace period expires without sufficient payment.

Minimum Planned Annual Premium

The minimum planned annual premium for your policy establishes a threshold for your policy’s sales loads.

We set the minimum planned annual premium on the date we issue your policy. The amount of the minimum planned annual premium depends on:

•	The initial selected face amount of the policy;
•	The insured’s issue age;
•	The insured’s gender; and
•	The insured’s smoking classification

If there is a policy in a case with an initial premium paid of less than $3,500,000, the sales load is greater in each of the first five policy years up to the minimum planned annual premium.

Premiums

The following table shows the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years, under Death Benefit Option 1.

MINIMUM PLANNED ANNUAL PREMIUM LEVEL $100,000

SELECTED FACE AMOUNT

(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Smoker	$792	$1,590	$3,486

Female Smoker	$640	$1,259	$2,516

Unisex Smoker	$762	$1,521	$3,294

Male Nonsmoker	$666	$1,269	$2,705

Female Nonsmoker	$578	$1,082	$2,185

Unisex Nonsmoker	$648	$1,231	$2,593

Male Unismoker	$734	$1,403	$2,945

Female Unismoker	$603	$1,128	$2,245

Unisex Unismoker	$708	$1,345	$2,789

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. There are no required premium payments; however, you may elect to set-up a “Planned Annual Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

Premium Limitations

The minimum premium payment we will accept is $100.00.

There is no set maximum premium payment. However, we have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office or to the address indicated for payment on the premium reminder notice.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the sales load, premium tax charges and deferred acquisition cost tax charges.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the Separate Account Divisions and the Guaranteed Principal Account according to your current instructions and subject to our current allocation rules.

Net Premium Allocation

When applying for the policy, you choose the percentages of your net premiums to be allocated among the Separate Account Divisions and the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any time.*

You may change your allocation of future net premiums at any time without charge by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second division of the Separate Account, you must transfer 100% of the account value from one or more of your twenty-one (21) selected Separate Account Divisions.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

When Net Premium is Allocated

During the free look period, we will apply your first net premium to the MML Money Market Division, provided the premium equals or exceeds the minimum initial policy premium.

At the later of the end of the free look period or the date we receive proper notice that you received your policy, we will allocate your account value among the Guaranteed Principal Account and/or Separate Account Divisions according to your instructions and subject to our current allocation rules.

Premiums

Investment Choices

The Separate Account

The part of your premium that you invest in the variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Variable Life® policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the Strategic Variable Life® segment of the Separate Account.

Currently, the Strategic Variable Life® segment of the Separate Account is divided into 33 divisions. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the Strategic Variable Life® policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Investment Choices

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus. You can obtain additional copies of these prospectuses by contacting our Administrative Office at 1-800-665-2654.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc. (“American Century VP”)

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A

Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

Goldman Sachs VIT CORESM U.S. Equity Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A

Seeks long-term growth of capital and dividend income. The fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Goldman Sachs VIT Growth & Income Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A

Seeks long-term growth of capital and growth of income. The fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have favorable prospects for capital appreciation and/or dividend-paying ability.

Goldman Sachs VIT Mid Cap Value Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Janus Aspen Series (“Janus Aspen”)

Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

MFS Variable Insurance Trustsm (“MFS”)

MFS Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MFS Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A

Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

MML Series Investment Fund (“MML Trust”)

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund (“MML Trust”) (continued)

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.

Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®[2].

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Aggressive Growth Fund/ VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	The fund’s main objective is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (“Oppenheimer Funds”) (continued)

Oppenheimer Main Street® Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Main Street® Small Cap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400 Index or the Russell MidCap Growth Index.

T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

1	The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	NASDAQ 100 Index® is a registered service mark of the Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.
3	Prior to May 1, 2003, this fund was called the Oppenheimer Main Street® Growth and Income Fund/VA.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account. You may also transfer value from the Separate Account to the Guaranteed Principal Account.

Amounts allocated to the Guaranteed Principal Account become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the Guaranteed Principal Account, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the Guaranteed Principal Account equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its account value. The account value has two components:

1. the variable account value, and

2. the Guaranteed Principal Account value.

We will calculate your policy value on each valuation date.

Variable Account Value

The variable account value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	net premiums allocated to the Separate Account Divisions;
•	transfers to the Separate Account Divisions from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account Divisions;
•	fees and charges deducted from the Separate Account Divisions; and
•	the net investment experience of the Separate Account Divisions.

Transactions in the Separate Account Divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the underlying fund.

Net Investment Experience.    The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account Divisions. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account Division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Purchase and Sale of Accumulation Units

The purchase and sale of accumulation units will affect your account value in the Separate Account Divisions. If we receive a premium payment or a written request that cause us to purchase or sell accumulation units, and we receive that premium payment or request before the valuation time on a valuation date, accumulation units will be purchased or sold as of that valuation date. Otherwise, accumulation units will be purchased or sold as of the next following valuation date.

Guaranteed Principal Account Value

(We refer to this as the “Fixed Account Value” in your policy)

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account Divisions; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

Policy Value

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily interest rate we use is the daily equivalent of the greater of:

•	the annual policy loan interest rate in effect minus the loan interest rate expense charge; or
•	3%.

For the part of the Guaranteed Principal Account Value in excess of any policy loan, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, we will terminate your policy if on a monthly calculation date, the account value less any policy debt is insufficient to cover the total monthly charges due.

Your policy will then enter a 61-day grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you must pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	30 days after we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstating Your Policy

For a period of five (5) years after termination, you can request that we reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value.

Before we reinstate the policy, we must receive the following:

•	a premium payment that will produce an account value equal to 3 times the total monthly charges for the policy on the monthly calculation date on or next following the date of reinstatement;
•	evidence of insurability satisfactory to us; and
•	if applicable, a signed acknowledgement that the policy has become a modified endowment contract.

If you reinstate your policy, your policy’s selected face amount will be the same as if the policy had not terminated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Value

Policy Transactions

While your policy is in force you may allocate account value among the Separate Account Divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of the account value among the policy’s Separate Account Divisions and the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer. There is no limit on the number of transfers you may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any one time. If you want to transfer net premium or transfer account value to a twenty-second Division, you must transfer 100% of the account value from one or more of the twenty-one (21) active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. The transfer will take effect when we receive your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of your account value in the Guaranteed Principal Account at the time of your transfer. For purposes of this transfer restriction, your account value in the Guaranteed Principal Account does not include policy debt. However, you may transfer 100% of your account value in the Guaranteed Principal Account to the Separate Account if:

•	you have transferred 25% of your account value in the Guaranteed Principal Account in each of the previous three (3) policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three (3) policy years, except as a result of a policy loan.

You cannot transfer Guaranteed Principal Account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which you can allocate your account value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

Automated Account Value Transfer

Automated account value transfer permits you to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the Guaranteed Principal Account. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account Division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided we

Policy Transactions

receive a completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, you must specify:

•	The Separate Account Division we are to transfer from; and
•	The Separate Account Division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	The length of time during which transfers will continue.

If Your transfer amount is greater than your account value in the Separate Account Division we are transferring from, then we will transfer your remaining account value in that Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

Limitations on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner; and
•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Withdrawals

After your policy has been in force for six (6) months, you can withdraw value from your policy on any monthly calculation date. You must send a written request to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: cash surrender value value, less an amount equal to the following:
•	12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or
•	60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

You must specify in your request the investment options from which your want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the Guaranteed Principal Account. The withdrawal amount from each Separate Account Division and the Guaranteed Principal Account may not exceed the non-loaned account value allocated to each as of the date of the withdrawal.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your account value by the amount of

Policy Transactions

the withdrawal. If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Withdrawals will be effective on the valuation date we receive your request in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations).

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value.

The cash surrender value is equal to:

•	the account value; minus
•	any outstanding policy debt.

There is no surrender charge.

The surrender will be effective on the valuation date we receive the policy and a written surrender request at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations).

The policy terminates as of the effective date of the surrender and cannot be reinstated.

Loans

You may take a loan from the policy at any time while the insured is living. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

The maximum loan amount is equal to:

•	100% of your account value at the time of the loan; minus
•	any outstanding policy debt before the new loan; minus
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; minus
•	an amount equal to the most recent monthly charges for the policy multiplied by the number of monthly calculation dates remaining from the date the loan is made up to and including the next policy anniversary date.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	To take a loan, you must send a written request to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each. We liquidate accumulation units in the Separate Account Divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

Policy Transactions

We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan interest rate less the loan interest rate expense charge.

The current loan interest rate expense charge is 0.75%.

Loan Interest Rate

At the time you apply for the policy, you may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. Each year we set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Moody’s Investors Service, Inc. is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or
•	5%.

We will increase the rate if the maximum limit is at least ½% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least ½% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and cash surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account.

Policy debt must not exceed your account value. If this limit is reached, we may terminate the policy. If we terminate your policy for this reason, we will notify you (and any assignee shown on our records) in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order. Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the Guaranteed Principal Account at the time of repayment.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount equals the account value times the minimum face amount percentage. The percentages depend upon the insured’s age, sex and smoking classification. The percentages are shown in the Table Of Minimum Face Amount Percentages in the policy.

Death Benefit Options

When you apply for the policy you must choose a selected face amount and death benefit option. We offer two death benefit options:

Death Benefit Option 1 — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or
(b)	the minimum face amount in effect on the date of death.

Death Benefit Option 2 — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or
(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any monthly charges unpaid as of the date of death.

You should note that under Death Benefit Option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option 2, the death benefit amount may increase or decrease depending on investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example:

    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000
(c) Minimum face amount percentage on date of death:	240%	240%
(d) Minimum face amount (b x c):	$96,000	$120,000
Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (d)]:	$100,000	$120,000
Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (d)]:	$140,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Death Benefit

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in Death Benefit Option.

If the change is from Death Benefit Option 1 to Death Benefit Option 2, then the selected face amount after the change will equal the selected face amount before the change, and evidence of insurability will be required.

If the change is from Death Benefit Option 2 to Death Benefit Option 1, then the selected face amount after the change will equal the selected face amount before the change plus the account value, and no evidence of insurability is required.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or
•	the requested effective date of the change.

Right to Change the Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by written request six (6) months after policy issue or six (6) months after a previous increase. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or
•	the requested effective date of the change.

Any increase must be for at least $5,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;
•	the requested effective date of the change.

When We Pay Death Benefit Proceeds

If the policy has not terminated, and it is determined that the claim is valid, we normally pay the death benefit within 7 days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC); or
•	The SEC determines that an emergency exists; or

Death Benefit

•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;
•	Fixed Time Payment Option;
•	Lifetime Payment Option;
•	Interest Payment Option;
•	Joint Lifetime Payment Option; and
•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two (2) years from the issue date, we will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

•	If the death occurs within two (2) years from an increase in the selected face amount and while the policy is in force, we will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two (2) years prior to the suicide.

Misstatement of Age or Gender

We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If we make the adjustment before the insured dies, we will base future monthly charges on the correct age and gender.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the General Principal Account or the Separate Account Division(s), we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

The maximum sales load that we can deduct is:

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%

Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%

Greater than or equal to $10,000,000.75%		.75%

For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $1,000,000

• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%

Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%

Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%

Greater than or equal to $10,000,000

*A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. This charge will always represent the expense to us of the federal deferred acquisition cost tax.

Charges and Deductions

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. It is deducted from the loan interest rate. This charge reimburses us for the ongoing expense of administering the loan.

The maximum loan interest rate expense charge is .75%.

Substitute Insured Charge

We assess an administrative fee if you transfer the policy to the life of a substitute insured. The charge reimburses us for processing the substitution. The charge is $75.00.

Transfer Charge

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer. If imposed, the fee will reimburse us for processing the transfer.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge;
•	An underwriting charge (if applicable); and
•	Any rider charge (if applicable).

The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date is the policy date, and subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Your policy’s monthly calculation date will be listed in the policy specifications page. Monthly charges are deducted from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each on the date the deduction is taken.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge that we will assess is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge reimburses us for providing you with life insurance protection.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the Schedule Page of the policy. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), non smoker or smoker table, age of the insured on their nearest birthday.

Your policy’s actual or current cost of insurance charge rates are based on the following:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s tobacco use classification,
•	the policy year in which we make the deduction,
•	the rating class of the policy, and
•	the underwriting classification of the case.

These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the selected face amount of the policy.

How the cost of insurance charge is calculated

We calculate the cost of insurance charge on the monthly calculation date by multiplying the current cost of insurance charge rate by a discounted insurance risk.

Charges and Deductions

The insurance risk is the difference, on the monthly calculation date, between:

•	the amount of death benefit available under the Death Benefit Option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value (before deduction of the monthly cost of insurance charge).

The following two steps describe how we calculate the cost of insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

(a)	We divide the amount of the death benefit available under the Death Benefit Option in effect by 1.0024663; and
(b)	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the cost of insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the Death Benefit Option.

We will apply any change in the cost of insurance charge to all policies in the same class.

Underwriting Charge

We currently deduct a monthly face amount charge from polices that are issued under a regular underwriting basis. We use this charge to reimburse us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the initial selected face amount and the issue age of the insured. This charge is fixed for a set number of policy years.

The following list shows the underwriting charges that we will charge:

Issue Age 20-24:

•	Policy Years 1-5: $0.00583 per month per $1,000 of selected face amount
•	Policy Years 6+: 0

Issue Age 25-34:

•	Policy Years 1-4: $0.00833 per month per $1,000 of selected face amount
•	Policy Years 5+: 0

Issue Age 35-39:

•	Policy Years 1-3: $0.01250 per month per $1,000 of selected face amount
•	Policy Years 4+: 0

Issue Age 40-44:

•	Policy Years 1-2: $0.02500 per month per $1,000 of selected face amount
•	Policy Years 3+: 0

Issue Age 45-49:

•	Policy Years 1: $0.0500 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Issue Age 50-85:

•	Policy Years 1: $0.0583 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Charges and Deductions

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the account value held in the Separate Account Divisions. This charge varies by policy year. The maximum or guaranteed percentage is 1.0% in any policy year.

The charge is deducted from the Separate Account Divisions but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the insurance charges will be insufficient to meet actual claims. The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Investment Management Fees and Other Expenses

Each investment fund deducts management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Charges and Deductions

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy face amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

Other Benefits Available Under The Policy

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If, in this latter example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (MEC) under

Other Benefits Available Under The Policy

federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Other Benefits Available Under The Policy

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, and at all times thereafter, the selected face amount automatically changes to equal the account value. As of this date and thereafter, the Death Benefit Option will be Death Benefit Option 1, the charge for cost of insurance will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Other Policy Rights and Limitations

Right To Substitute Insured

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The effective date of the transfer is the policy anniversary date that is on, or next follows, the later of:

•	The date we approve the application for transfer; and
•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus
•	Any premium necessary to effect the transfer, plus
•	Any excess policy debt you have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Right to Assign the Policy

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

We may delay payment of any cash surrender values, withdrawals and loan proceeds that are

Other Information

based on the Guaranteed Principal Account for up to six (6) months from the date the request is received at our Administrative Office.

We may delay payment of any cash surrender values, withdrawal or loans from the Separate Account during any period when:

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or;
•	The Securities and Exchange Commission declares an emergency exists, or
•	The Securities and Exchange Commission permits us to delay payment in order to protect our owners.

If we delay payment of a surrender or withdrawal for more than 10 working days from the effective date of the surrender or withdrawal, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended (1940 Act), or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We reserve all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

APPENDIX A – GLOSSARY

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date monthly charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Charges:

The account value charges that are deducted from the policy’s account value on each Monthly Calculation Date. These charges include the following: (a) administrative charge, (b) cost of insurance charge, (c) underwriting charge charge (if applicable) and (d) any rider charges (if applicable).

Net Premium:

Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Variable Account Value:

The account value in the Separate Account Divisions.

A-1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2003

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2003, for the Strategic Variable Life® contract. The Strategic Variable Life® contract and its prospectus may be referred to in this SAI.

For a copy of the Strategic Variable Life® prospectus, contact your financial representative, or Large Corporate Markets at 1-800-665-2654. www.massmutual.com.

	SAI	Prospectus
Company	2	9
The Separate Account	2	14
Services
› Custodian	2
Additional Information About the Operation of the Contracts and the Registrant
› Purchase of Shares in Underlying Investment funds	2
› Annual Reports	2
› Incidental Benefits
• Death Benefit Payment Options	4
Underwriters	5
› Sales and Other Agreement	7
Additional Information About Charges
› Sales Load	6
› Underwriting Procedures	6
› Increases in Face Amount	6	25
Performance Data	7
Taxes	9	30
Experts	9
Financial Statements	9

1

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF  THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and the Guaranteed Principal Account. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year,
•	All premiums paid since that time,
•	All additions to and deductions from the account value during the year, and
•	The account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option

We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;
•	the period selected; and
•	the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;
•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or
•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option

We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.

Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and
•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor

We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2000, 2001, and 2002 was $10,000, $10,000

3

and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2000 through December 31, 2000, commissions paid were $2,326,387. From January 1, 2001 through December 31, 2001, commissions paid were $2,498,825. From January 1, 2002 through December 31, 2002, commissions paid were $1,432,329.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage we will pay under the policies is 18% of premiums.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The purpose of this charge is to reimburse us for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

The maximum sales load that we will deduct is:

4

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):			For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+

Less than $3,500,000			Less than $1,000,000
• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%

Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%

Greater than or equal to $10,000,000	75%	75%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%

			Greater than or equal to $10,000,000	3.25%	3.25%

*	A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of the prospectus.

Underwriting Procedures

Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed. The guaranteed maximum mortality charges are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), age of the insured on their nearest birthday.

For policies that are issued under a Full Underwriting basis, we will deduct a monthly underwriting charge. This charge reimburses us for the costs associated with performing regular underwriting on potential policyowners. This charge is based on the issue age of the insured and the initial selected face amount. This charge is fixed for a set number of policy years.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in selected face amount will incur mortality charges on the same basis as the original contract. Following an increase in selected face amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any

5

deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

The following table shows average annual total return rates for the divisions of the Separate Account for the period ended December 31, 2002.

Investment Options (Inception Date)	Year to Date	1 Year	3 Years	5 Years	10 Years	Since Incept.
MML Growth Equity Division (5/3/99)	-28.10%	-28.10%	-20.68%	—	—	-11.14%
MML OTC 100 Division (5/1/00)	-37.98%	-37.98%	—	—	—	-40.37%
Oppenheimer Capital Appreciation Division (4/3/85)	-27.16%	-27.16%	-14.21%	2.00%	9.85%	11.27%
Goldman Sachs Capital Growth Division (4/30/98)	-24.63%	-24.63%	-16.15%	—	—	-3.50%
Goldman Sachs Growth and Income Division (1/12/98)	-11.64%	-11.64%	-8.79%	—	—	-3.47%
Janus Aspen Capital Appreciation Division (5/1/97)	-15.97%	-15.97%	-18.85%	7.07%	—	10.70%
MML Equity Division (9/15/71)	-16.33%	-19.85%	-11.27%	-4.94%	5.89%	10.87%
American Century® VP Income & Growth Division (10/30/97)	-19.67%	-19.67%	-13.21%	-0.52%	—	0.95%
MML Equity Index Division (5/1/97)	-22.60%	-22.60%	-15.11%	-1.18%	—	2.56%
Oppenheimer Main Street® Division (7/5/95)[3]	-19.10%	-19.10%	-12.99%	-3.54%	—	8.38%
MML Emerging Growth Division (5/1/00)	-42.74%	-42.74%	—	—	—	-32.51%
Oppenheimer Aggressive Growth Division (8/15/86)	-28.09%	-28.09%	-24.21%	-2.19%	6.34%	9.46%
T. Rowe Price Mid-Cap Growth Division (12/31/96)	-21.55%	-21.55%	-6.02%	4.53%	—	6.74%
American Century® VP Value Division (5/1/96)	-12.92%	-12.92%	4.91%	3.59%	—	8.11%
Goldman Sachs Mid Cap Value Division (5/1/98)	-4.99%	-4.99%	11.55%	—	—	3.65%
MML Small Cap Growth Equity Division (5/3/99)	-26.24%	-26.24%	-18.03%	—	—	-2.48%
Oppenheimer Main Street® Small Cap Division (5/1/98)[1]	-16.05%	-16.05%	-12.13%	—	—	-1.07%
MFS® New Discovery Division (5/1/98)	-31.93%	-31.93%	-14.28%	—	—	2.31%
MFS® Emerging Growth Division (7/24/95)	-34.06%	-34.06%	-29.55%	-3.73%	—	4.39%
MFS® Research Division (7/26/95)	-24.84%	-24.84%	-17.61%	-3.15%	—	4.42%
T. Rowe Price New America Growth Division (3/31/94)	-28.61%	-28.61%	-17.64%	-5.77%	—	5.77%
Goldman Sachs CORESM U.S. Equity Division (2/13/98)	-22.19%	-22.19%	-14.94%	—	—	-2.74%
Oppenheimer Global Securities Division (11/12/90)	-22.43%	-22.43%	-10.68%	5.11%	11.61%	9.09%
Oppenheimer International Growth Division (5/13/92)	-28.81%	-28.81%	-21.46%	-2.82%	3.62%	2.95%
Janus Aspen Worldwide Growth Division (9/13/93)	-25.80%	-25.80%	-21.61%	0.35%	—	10.09%
MML Blend Division (2/3/84)	-11.83%	-11.83%	-6.17%	-1.63%	5.67%	9.20%
Oppenheimer Multiple Strategies Division (2/9/87)	-10.70%	-10.70%	-1.15%	2.75%	7.76%	8.83%
MML Managed Bond Division (12/16/81)	8.10%	8.10%	8.85%	6.36%	6.92%	9.18%
Oppenheimer Bond Division (4/3/85)	8.72%	8.72%	7.33%	5.27%	6.59%	8.35%
Oppenheimer High Income Division (4/30/86)	-2.70%	-2.70%	-1.72%	-0.26%	6.38%	8.88%
Oppenheimer Strategic Bond Division (5/3/93)	7.14%	7.14%	4.66%	3.81%	—	5.50%
Oppenheimer Money Division (4/3/85)2,* (7 day yield = 0.91%)	1.17%	1.17%	3.54%	4.05%	4.21%	5.18%
MML Money Market Division (12/16/81)2,* (7 day yield = 0.64%)	0.99%	0.99%	3.34%	3.87%	4.02%	5.82%

This chart shows the Effective Annual Rates Of Return Of The Divisions Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense Separate Account level charge. The current mortality and expense risk charge is 0.30%. These returns do not reflect policy charges, which include: premium expense charges, and the monthly administrative, face amount, and insurance charges. If these policy charges were deducted, the rates would be significantly lower.

The returns for any Investment Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Investment Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Investment Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Investment Divisions. The inception date of Strategic Variable Life® is 7/5/95. The performance figures are based on the performance of the Separate Account’s underlying Funds. Many of the Funds were in existence prior to 7/5/95. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life®.

*	The yield quotation more closely reflects the current earnings of the Money Division and Money Market Division than the total return quotation.

1	Prior to May 1, 2001, the Oppenheimer Main Street® Small Cap Division was called the Oppenheimer Small Cap Growth Division.

2	An investment in the division is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the division seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the division.

3	Prior to May 1, 2003, the Oppenheimer Main Street® Division was called the Oppenheimer Main Street® Growth & Income Division.

6

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2002.

This chart shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds after deductions of Investment management fees and other Fund operating expenses. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. Policy charges include: premium expense charges, surrender charges and the monthly administrative, face amount, and insurance charges. If these charges were deducted, the rates would be significantly lower. The investment return and principal value of the investment accounts will fluctuate so that the value of the accounts may be more or less than the premiums paid. The returns shown do not necessarily indicate future performance.

Investment Options (Inception Date)	YTD	1 Year	3 Years	5 Years	10 Years	Since Incept.
MML Growth Equity Fund (5/3/99)	-27.80%	-27.80%	-20.38%	—	—	-10.84%
MML OTC 100 Fund (5/1/00)	-37.68%	-37.68%	—	—	—	-40.07%
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	-26.86%	-26.86%	-13.91%	2.30%	10.15%	11.57%
Goldman Sachs Capital Growth Fund (4/30/98)[5]	-24.33%	-24.33%	-15.85%	—	—	-3.20%
Goldman Sachs Growth and Income Fund (1/12/98)[5]	-11.34%	-11.34%	-8.49%	—	—	-3.17%
Janus Aspen Capital Appreciation Portfolio (5/1/97)	-15.67%	-15.67%	-18.55%	7.37%	—	11.00%
MML Equity Fund (9/15/71)[2]	-19.55%	-19.55%	-10.97%	-4.64%	6.19%	11.17%
American Century® VP Income & Growth Fund (10/30/97)	-19.37%	-19.37%	-12.91%	-0.22%	—	1.25%
MML Equity Index Fund-Class II Shares (5/1/97)[6]	-22.30%	-22.30%	-14.81%	-0.88%	—	2.86%
Oppenheimer Main Street® Fund/VA (7/5/95)[11]	-18.80%	-18.80%	-12.69%	-3.24%	—	8.68%
MML Emerging Growth Fund (5/1/00)[8]	-42.44%	-42.44%	—	—	—	-32.21%
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	-27.79%	-27.79%	-23.91%	-1.89%	6.64%	9.76%
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	-21.25%	-21.25%	-5.72%	4.83%	—	7.04%
American Century® VP Value Fund (5/1/96)	-12.62%	-12.62%	5.21%	3.89%	—	8.41%
Goldman Sachs Mid Cap Value Fund (5/1/98)[5]	-4.69%	-4.69%	11.85%	—	—	3.95%
MML Small Cap Growth Equity Fund (5/3/99)[8]	-25.94%	-25.94%	-17.73%	—	—	-2.18%
Oppenheimer Main Street® Small Cap Fund/VA (5/1/98)[8,9]	-15.75%	-15.75%	-11.83%	—	—	-0.77%
MFS® New Discovery Series (5/1/98)	-31.63%	-31.63%	-13.98%	—	—	2.61%
MFS® Emerging Growth Series (7/24/95)	-33.76%	-33.76%	-29.25%	-3.43%	—	4.69%
MFS® Research Series (7/26/95)	-24.54%	-24.54%	-17.31%	-2.85%	—	4.72%
T. Rowe Price New America Growth Portfolio (3/31/94)	-28.31%	-28.31%	-17.34%	-5.47%	—	6.07%
Goldman Sachs CORESM U.S. Equity Fund (2/13/98)[5]	-21.89%	-21.89%	-14.64%	—	—	-2.44%
Oppenheimer Global Securities Fund/VA (11/12/90)[7]	-22.13%	-22.13%	-10.38%	5.41%	11.91%	9.39%
Oppenheimer International Growth Fund/VA (5/13/92)[7]	-28.51%	-28.51%	-21.16%	-2.52%	3.92%	3.25%
Janus Aspen Worldwide Growth Portfolio (9/13/93)[7]	-25.50%	-25.50%	-21.31%	0.65%	—	10.39%
MML Blend Fund (2/3/84)	-11.53%	-11.53%	-5.87%	-1.33%	5.97%	9.50%
Oppenheimer Multiple Strategies Fund/VA (2/9/87)	-10.40%	-10.40%	-0.85%	3.05%	8.06%	9.13%
MML Managed Bond Fund (12/16/81)	8.40%	8.40%	9.15%	6.66%	7.22%	9.48%
Oppenheimer Bond Fund/VA (4/3/85)	9.02%	9.02%	7.63%	5.57%	6.89%	8.65%
Oppenheimer High Income Fund/VA (4/30/86)[10]	-2.40%	-2.40%	-1.42%	0.04%	6.68%	9.18%
Oppenheimer Strategic Bond Fund/VA (5/3/93)[10]	7.44%	7.44%	4.96%	4.11%	—	5.80%
Oppenheimer Money Fund/VA (4/3/85)3,4,* (7 day yield = 1.21%)	1.47%	1.47%	3.84%	4.35%	4.51%	5.48%
MML Money Market Fund (12/16/81)3,* (7 day yield = 0.94%)	1.29%	1.29%	3.64%	4.17%	4.32%	6.12%

*	The yield quotation more closely reflects the current earnings of the Money Fund/VA and Money Market Fund than the total return quotation.

1	The Effective Annual Rates of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

3	An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

5	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.

6	Performance for MML Equity Index Fund – Class II Shares reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares and (b) for periods after 5/1/00, Class II’s results reflecting a lower fee structure.

7	There are special risks associated with international investing such as differences in accounting practices, political changes and currency fluctuations. These risks are heightened in emerging markets.

8	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.

9	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA.

10	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.

11	Prior to May 1, 2003, the Oppenheimer Main Street® Fund/VA was called the Oppenheimer Main Street® Growth & Income Fund/VA.

7

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS

The financial statements included in this Statement of Additional Information for Massachusetts Mutual Variable Life Separate Account I – Strategic Variable Life® Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

8

Independent Auditors’ Report

To the Board of Directors and Policyowners of  Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I – Strategic Variable Life® Segment (“the Account”), as of December 31, 2002, the related statements of operations and the statements of changes in net assets for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations and its changes in net assets for the years ended December 31, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
ASSETS
Investments
Number of shares (Note 2)	44,893	5,170	4,552	21,924	784	29,525	4,597	1,027	16,953	16,949	69,335

Identified cost (Note 3B)	$233,441	$36,177	$41,476	$264,067	$7,057	$329,537	$82,119	$26,691	$370,221	$236,268	$980,447

Value (Note 3A)	$231,645	$31,643	$35,367	$186,135	$6,386	$313,259	$79,848	$21,627	$201,916	$176,944	$747,433
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	12,567	-	-	-	-	8,377	-	-	-	-	-

Total assets	244,212	31,643	35,367	186,135	6,386	321,636	79,848	21,627	201,916	176,944	747,433

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	4	10	7	1	-	8	3	1	6	7

NET ASSETS	$244,212	$31,639	$35,357	$186,128	$6,385	$321,636	$79,840	$21,624	$201,915	$176,938	$747,426

Net Assets:
For variable life insurance policies	$244,212	$31,639	$35,357	$186,128	$6,385	$321,636	$79,840	$21,624	$201,915	$176,938	$747,426

Accumulation units (Note 7 and 8)
Policyowners	379,146	28,200	43,843	230,586	7,838	226,017	154,724	47,615	301,138	147,835	1,008,969

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.64	$1.12	$0.81	$0.81	$0.81	$1.42	$0.52	$0.45	$0.67	$1.20	$0.74
December 31, 2001	-	1.29	1.07	1.04	0.92	1.50	0.61	0.61	1.02	1.76	0.98

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division
ASSETS
Investments
Number of shares (Note 2)	91,553	2	416,215	240,443	1,026,419	5,883,947	-	216,011	470,844	593,501	783,991

Identified cost (Note 3B)	$1,327,505	$9	$11,226,263	$3,008,586	$12,584,159	$5,877,424	$-	$9,115,454	$5,186,184	$24,861,789	$18,998,186

Value (Note 3A)	$1,160,266	$6	$6,907,886	$2,601,594	$12,815,273	$5,877,469	$1	$6,314,015	$5,325,246	$15,798,993	$13,876,643
Dividends receivable	-	-	-	-	-	4,153	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	35,807	-	-	-	-	649,439	25,022

Total assets	1,160,266	6	6,907,886	2,601,594	12,851,080	5,881,622	1	6,314,015	5,325,246	16,448,432	13,901,665

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	11	6	54	20	-	40	1	52	45	-	-

NET ASSETS	$1,160,255	$-	$6,907,832	$2,601,574	$12,851,080	$5,881,582	$-	$6,313,963	$5,325,201	$16,448,432	$13,901,665

Net Assets:
For variable life insurance policies	$1,160,255	$-	$6,907,832	$2,601,574	$12,851,080	$5,881,582	$-	$6,313,963	$5,325,201	$16,448,432	$13,901,665

Accumulation units (Note 7 and 8)
Policyowners	842,330	-	5,147,205	2,267,309	7,883,189	4,320,563	-	4,497,795	3,426,584	8,363,828	7,531,724

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.38	-	$1.34	$1.15	$1.63	$1.36	$-	$1.40	$1.55	$1.97	$1.85
December 31, 2001	1.56	0.59	1.67	1.48	1.51	1.35	0.38	1.95	1.43	2.70	2.38

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
ASSETS
Investments
Number of shares (Note 2)	989,321	530,814	381,510	23,815,759	106,239	345,233	3,200	28,057	3,515

Identified cost (Note 3B)	$8,083,052	$9,599,082	$3,921,905	$23,815,759	$1,567,440	$1,513,225	$3,322	$399,469	$80,811

Value (Note 3A)	$7,429,803	$8,132,071	$3,551,860	$23,815,759	$1,398,099	$1,577,713	$2,432	$403,457	$45,657
Dividends receivable	-	-	-	7,047	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	16,691	-	-	-	-	-	8,376	-

Total assets	7,429,803	8,148,762	3,551,860	23,822,806	1,398,099	1,577,713	2,432	411,833	45,657

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	64	-	31	151	11	13	6	-	4

NET ASSETS	$7,429,739	$8,148,762	$3,551,829	$23,822,655	$1,398,088	$1,577,700	$2,426	$411,833	$45,653

Net Assets:
For variable life insurance policies	$7,429,739	$8,148,762	$3,551,829	$23,822,655	$1,398,088	$1,577,700	$2,426	$411,833	$45,653

Accumulation units (Note 7 and 8)
Policyowners	5,420,672	4,467,674	3,287,645	17,336,838	850,774	1,013,511	3,182	366,443	65,131

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.37	$1.82	$1.08	$1.37	$1.64	$1.56	$0.76	$1.12	$0.70
December 31, 2001	1.41	2.25	1.29	1.36	1.84	1.45	1.07	1.43	0.98

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
Investment income

Dividends (Note 3B)	$-	$1,452	$75	$1,205	$103	$4,385	$220	$213	$-	$-	$2,200

Expenses

Mortality and expense risk fees (Note 4)	117	83	126	653	30	536	39	69	877	678	1,894

Net investment income (loss) (Note 3C)	(117)	1,369	(51)	552	73	3,849	181	144	(877)	(678)	306

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	19	(2,410)	(9,541)	(11,339)	(706)	2,180	(191)	(1,094)	(217,394)	(36,018)	(10,500)

Change in net unrealized appreciation/depreciation of investments	(1,796)	(5,446)	(1,235)	(44,449)	(595)	(20,123)	(2,968)	(5,914)	89,747	(55,667)	(225,795)

Net gain (loss) on investments	(1,777)	(7,856)	(10,776)	(55,788)	(1,301)	(17,943)	(3,159)	(7,008)	(127,647)	(91,685)	(236,295)

Net increase (decrease) in net assets resulting from operations	$(1,894)	$(6,487)	$(10,827)	$(55,236)	$(1,228)	$(14,094)	$(2,978)	$(6,864)	$(128,524)	$(92,363)	$(235,989)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2002

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

Investment income

Dividends (Note 3B)	$44,070	$-	$230,446	$38,447	$743,130	$58,695	$-	$74,692	$457,075	$121,171	$101,128

Expenses

Mortality and expense risk fees (Note 4)	5,885	29	24,934	9,709	32,608	14,075	166	27,892	17,298	59,085	53,587

Net investment income (loss) (Note 3C)	38,185	(29)	205,512	28,738	710,522	44,620	(166)	46,800	439,777	62,086	47,541

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,452,457)	(4,856)	(2,641,162)	(1,073,342)	41,408	1,171	(125,548)	(9,087,272)	(48,853)	(3,241,320)	(4,018,951)

Change in net unrealized appreciation/depreciation of investments	1,204,645	(515)	564,743	138,543	177,025	(663)	110,920	5,679,549	76,929	(3,551,842)	(571,766)

Net gain (loss) on investments	(247,812)	(5,371)	(2,076,419)	(934,799)	218,433	508	(14,628)	(3,407,723)	28,076	(6,793,162)	(4,590,717)

Net increase (decrease) in net assets resulting from operations	$(209,627)	$(5,400)	$(1,870,907)	$(906,061)	$928,955	$45,128	$(14,794)	$(3,360,923)	$467,853	$(6,731,076)	$(4,543,176)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2002

	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Investment income

Dividends (Note 3B)	$687,942	$86,522	$-	$300,335	$84,456	$354,415	$23	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	$20,296	$26,144	$8,151	$62,434	$5,545	$10,371	$36	$3,460	$161

Net investment income (loss) (Note 3C)	667,646	60,378	(8,151)	237,901	78,911	344,044	(13)	(3,460)	(161)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(447,081)	(809,400)	(38,260)	-	(224,275)	(341,713)	(21,460)	(160,634)	(7,800)

Change in net unrealized appreciation/depreciation of investments	(429,736)	(837,741)	(476,537)	-	(106,905)	115,458	16,903	(5,716)	(11,542)

Net gain (loss) on investments	(876,817)	(1,647,141)	(514,797)	-	(331,180)	(226,255)	(4,557)	(166,350)	(19,342)

Net increase (decrease) in net assets resulting from operations	$(209,171)	$(1,586,763)	$(522,948)	$237,901	$(252,269)	$117,789	$(4,570)	$(169,810)	$(19,503)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -  Strategic Variable Life® Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2001

	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division

Investment income

Dividends (Note 3B)	$-	$449	$1,267	$172	$8,237	$168	$195	$37,431	$12,158	$4,250

Expenses

Mortality and expense risk fees (Note 4)	23	506	973	238	427	43	125	1,562	1,049	80

Net investment income (loss) (Note 3C)	(23)	(57)	294	(66)	7,810	125	70	35,869	11,109	4,170

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	9	(19,255)	(23,551)	(2,093)	5,027	(3,983)	(11,248)	(123,567)	(33,473)	(4,233)

Change in net unrealized appreciation/depreciation of investments	912	(21)	(11,966)	(76)	2,335	492	1,523	(121,056)	20,089	(5,786)

Net gain (loss) on investments	921	(19,276)	(35,517)	(2,169)	7,362	(3,491)	(9,725)	(244,623)	(13,384)	(10,019)

Net increase (decrease) in net assets resulting from operations	$898	$(19,333)	$(35,223)	$(2,235)	$15,172	$(3,366)	$(9,655)	$(208,754)	$(2,275)	$(5,849)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2001

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Investment income

Dividends (Note 3B)	$766,901	$-	$3,008,855	$37,094	$490,417	$210,740	$30	$2,424,302	$208,227	$2,496,779

Expenses

Mortality and expense risk fees (Note 4)	11,055	29	31,944	12,457	21,721	16,398	1,380	44,580	11,449	73,379

Net investment income (loss) (Note 3C)	755,846	(29)	2,976,911	24,637	468,696	194,342	(1,350)	2,379,722	196,778	2,423,400

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(478,326)	(3)	(847,700)	(503,771)	(70,945)	(10,339)	(402,518)	(3,433,022)	(96,051)	(200,647)

Change in net unrealized appreciation/depreciation of investments	(539,144)	512	(3,981,361)	(157,987)	132,161	708	(110,920)	(5,019,679)	82,112	(5,721,741)

Net gain (loss) on investments	(1,017,470)	509	(4,829,061)	(661,758)	61,216	(9,631)	(513,438)	(8,452,701)	(13,939)	(5,922,388)

Net increase (decrease) in net assets resulting from operations	$(261,624)	$480	$(1,852,150)	$(637,121)	$529,912	$184,711	$(514,788)	$(6,072,979)	$182,839	$(3,498,988)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2001

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Investment income

Dividends (Note 3B)	$2,670,193	$452,581	$39,948	$-	$368,131	$115,530	$262,769	$9,471	$-	$1,140

Expenses

Mortality and expense risk fees (Note 4)	57,849	12,176	21,826	3,872	32,071	4,514	13,172	283	2,862	199

Net investment income (loss) (Note 3C)	2,612,344	440,405	18,122	(3,872)	336,060	111,016	249,597	9,188	(2,862)	941

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,643,450)	(329,864)	(597,594)	(251,541)	-	(72,921)	(205,745)	(23,224)	(120,642)	(645)

Change in net unrealized appreciation/depreciation of investments	(3,391,627)	(127,024)	(151,566)	316,159	-	(18,751)	147,529	(11,236)	18,134	(8,935)

Net gain (loss) on investments	(5,035,077)	(456,888)	(749,160)	64,618	-	(91,672)	(58,216)	(34,460)	(102,508)	(9,580)

Net increase (decrease) in net assets resulting from operations	$(2,422,733)	$(16,483)	$(731,038)	$60,746	$336,060	$19,344	$191,381	$(25,272)	$(105,370)	$(8,639)

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2000

	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Mid Cap Value Division	†Janus Aspen Capital Appreciation Division	†Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Equity Division
Investment income

Dividends (Note 3B)	$2,299	$3,378	$500	$80	$51	$40,516	$1,710	$1,163	$664,240	$960,287

Expenses

Mortality and expense risk fees (Note 4)	329	795	81	3	7	2,118	365	56	11,467	31,701

Net investment income (loss) (Note 3C)	1,970	2,583	419	77	44	38,398	1,345	1,107	652,773	928,586

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	3,847	(31)	24,243	1	1	25,364	(1,366)	39	(81,966)	(5,591)

Change in net unrealized appreciation/depreciation of investments	(16,500)	(21,518)	1,509	204	(674)	(221,202)	(23,747)	(2,535)	(586,061)	(524,529)

Net gain (loss) on investments	(12,653)	(21,549)	25,752	205	(673)	(195,838)	(25,113)	(2,496)	(668,027)	(530,120)

Net increase (decrease) in net assets resulting from operations	$(10,683)	$(18,966)	$26,171	$282	$(629)	$(157,440)	$(23,768)	$(1,389)	$(15,254)	$398,466

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2000

	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division
Investment income

Dividends (Note 3B)	$37,071	$337,172	$280,527	$783,099	$133,691	$1,553,256	$2,224,985	$409,923	$295,324

Expenses

Mortality and expense risk fees (Note 4)	13,380	17,371	14,164	64,063	5,598	70,611	47,195	10,686	16,203

Net investment income (loss) (Note 3C)	23,691	319,801	266,363	719,036	128,093	1,482,645	2,177,790	399,237	279,121

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	82,477	(118,718)	-	6,472,484	(18,708)	2,918,094	2,985,126	(449,070)	384,803

Change in net unrealized appreciation/depreciation of investments	(629,408)	402,643	-	(9,659,951)	34,052	(4,602,640)	(4,513,066)	(93,569)	(1,178,934)

Net gain (loss) on investments	(546,931)	283,925	-	(3,187,467)	15,344	(1,684,546)	(1,527,940)	(542,639)	(794,131)

Net increase (decrease) in net assets resulting from operations	$(523,240)	$603,726	$266,363	$(2,468,431)	$143,437	$(201,901)	$649,850	$(143,402)	$(515,010)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2000

	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Small Cap Growth Division	Oppenheimer Strategic Bond Division	*Oppenheimer International Growth Division	†Panorama LifeSpan Balanced Division	†Panorama LifeSpan Capital Appreciation Division	†Panorama LifeSpan Diversified Income Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Investment income

Dividends (Note 3B)	$187,486	$124,239	$25,137	$292,316	$-	$1,107	$2,785	$370	$4,086	$7,358

Expenses

Mortality and expense risk fees (Note 4)	9,358	3,275	1,849	10,906	81	32	74	17	3,403	215

Net investment income (loss) (Note 3C)	178,128	120,964	23,288	281,410	(81)	1,075	2,711	353	683	7,143

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	-	24,261	241,866	60,743	(118)	520	2,038	(222)	221,612	(1,278)

Change in net unrealized appreciation/depreciation of investments	-	(89,802)	(380,456)	(231,793)	(6,556)	(1,467)	(4,137)	382	(103,547)	(14,708)

Net gain (loss) on investments	-	(65,541)	(138,590)	(171,050)	(6,674)	(947)	(2,099)	160	118,065	(15,986)

Net increase (decrease) in net assets resulting from operations	$178,128	$55,423	$(115,302)	$110,360	$(6,755)	$128	$612	$513	$118,748	$(8,843)

†	On December 8, 2000, shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA were substituted for shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio, respectively.
*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(117)	$1,369	$(51)	$552	$73	$3,849	$181	$144	$(877)	$(678)	$306

Net realized gain (loss) on investments	19	(2,410)	(9,541)	(11,339)	(706)	2,180	(191)	(1,094)	(217,394)	(36,018)	(10,500)

Change in net unrealized appreciation/ depreciation of investments	(1,796)	(5,446)	(1,235)	(44,449)	(595)	(20,123)	(2,968)	(5,914)	89,747	(55,667)	(225,795)

Net increase (decrease)in net assets resulting from operations	(1,894)	(6,487)	(10,827)	(55,236)	(1,228)	(14,094)	(2,978)	(6,864)	(128,524)	(92,363)	(235,989)

Capital transactions: (Note 7)

Net contract payments	12,569	27,117	18,235	-	868	72,430	889	868	17,340	23,002	56,204

Withdrawal of funds	-	-	(50,596)	(28,746)	(29,755)	(27,123)	-	(5,156)	(51,997)	(117,834)	-

Transfer due to death benefits	-	-	-	(3,317)	-	-	-	-	(2,139)	-	-

Transfer due to policy loans, net of repayments (Note3D)	-	-	-	-	-	-	(13)	-	(1,229)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	-	-	106	(199)	(393)	(558)	-	(67)	180	2,675	1,065

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	(89,104)	-	-

Withdrawal due to charges for administrative and insurance costs	(1,490)	(862)	(1,127)	(6,417)	(246)	(19,423)	(735)	(399)	(11,186)	(21,470)	(3,110)

Divisional transfers	235,027	2,314	(10,057)	-	995	159,604	70,896	2,938	13,427	18,375	906,983

Net increase (decrease) in net assets resulting from capital transactions	246,106	28,569	(43,439)	(38,679)	(28,531)	184,930	71,037	(1,816)	(124,708)	(95,252)	961,142

Total increase (decrease)	244,212	22,082	(54,266)	(93,915)	(29,759)	170,836	68,059	(8,680)	(253,232)	(187,615)	725,153

NET ASSETS, at beginning of the period/year	-	9,557	89,623	280,043	36,144	150,800	11,781	30,304	455,147	364,553	22,273

NET ASSETS, at end of the year	$244,212	$31,639	$35,357	$186,128	$6,385	$321,636	$79,840	$21,624	$201,915	$176,938	$747,426

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$38,185	$(29)	$205,512	$28,738	$710,522	$44,620	$(166)	$46,800	$439,777	$62,086	$47,541

Net realized gain (loss) on investments	(1,452,457)	(4,856)	(2,641,162)	(1,073,342)	41,408	1,171	(125,548)	(9,087,272)	(48,853)	(3,241,320)	(4,018,951)

Change in net unrealized appreciation/ depreciation of investments	1,204,645	(515)	564,743	138,543	177,025	(663)	110,920	5,679,549	76,929	(3,551,842)	(571,766)

Net increase (decrease) in net assets resulting from operations	(209,627)	(5,400)	(1,870,907)	(906,061)	928,955	45,128	(14,794)	(3,360,923)	467,853	(6,731,076)	(4,543,176)

Capital transactions: (Note 7)

Net contract payments	298,880	-	1,624,672	607,419	1,206,234	315,774	-	1,172,392	1,237,053	4,589,313	3,209,991

Withdrawal of funds	(349,114)	(8,604)	(98,914)	(468,998)	(195,210)	(257,885)	-	(413,090)	(238,738)	(737,730)	(550,949)

Transfer due to death benefits	(56,590)	-	(84,803)	(3,150)	(116,738)	-	-	(43,794)	-	(4,632)	(62,895)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	(1,276)	-	-	(554)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(2,902)	(414)	(2,668)	9,613	(5,362)	(108)	8	(5,157)	9,341	(16,172)	6,689

Transfer from (to) Guaranteed Principal Account	(15,734)	-	(4,556)	(8,693)	(1,044)	(7,738)	-	(106,559)	35	(12,665)	(44,390)

Withdrawal due to charges for administrative and insurance costs	(122,370)	(122)	(333,819)	(93,538)	(267,946)	(139,442)	(3,243)	(216,417)	(130,333)	(453,341)	(407,690)

Divisional transfers	(1,872,251)	-	(2,032,690)	(42,477)	4,163,077	3,377,233	(1,197,075)	(4,316,315)	(632,341)	(3,387,260)	(2,896,269)

Net increase (decrease) in net assets resulting from capital transactions	(2,120,081)	(9,140)	(932,778)	176	4,783,011	3,287,834	(1,200,310)	(3,930,216)	245,017	(22,487)	(746,067)

Total increase (decrease)	(2,329,708)	(14,540)	(2,803,685)	(905,885)	5,711,966	3,332,962	(1,215,104)	(7,291,139)	712,870	(6,753,563)	(5,289,243)

NET ASSETS, at beginning of the period/year	3,489,963	14,540	9,711,517	3,507,459	7,139,114	2,548,620	1,215,104	13,605,102	4,612,331	23,201,995	19,190,908

NET ASSETS, at end of the year	$1,160,255	$-	$6,907,832	$2,601,574	$12,851,080	$5,881,582	$-	$6,313,963	$5,325,201	$16,448,432	$13,901,665

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2002

	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$667,646	$60,378	$(8,151)	$237,901	$78,911	$344,044	$(13)	$(3,460)	$(161)

Net realized gain (loss) on investments	(447,081)	(809,400)	(38,260)	-	(224,275)	(341,713)	(21,460)	(160,634)	(7,800)

Change in net unrealized appreciation/ depreciation of investments	(429,736)	(837,741)	(476,537)	-	(106,905)	115,458	16,903	(5,716)	(11,542)

Net increase (decrease) in net assets resulting from operations	(209,171)	(1,586,763)	(522,948)	237,901	(252,269)	117,789	(4,570)	(169,810)	(19,503)

Capital transactions: (Note 7)

Net contract payments	2,709,015	1,357,968	644,759	4,312,596	227,721	447,984	228	51,971	-

Withdrawal of funds	(105,278)	(510,419)	(79,059)	(979,891)	(246,935)	(44,113)	(85,335)	(51,242)	(12,101)

Transfer due to death benefits	(28,048)	(3,932)	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	(591)	-	-	(40)	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	11,750	(5,775)	3,967	4	3,980	1,421	1,272	(4,699)	594

Transfer from (to) Guaranteed Principal Account	(684)	(41,515)	-	(163)	(4,723)	(226)	-	-	-

Withdrawal due to charges for administrative and insurance costs	(130,948)	(220,838)	(59,953)	(524,005)	(52,869)	(85,013)	(382)	(46,052)	(905)

Divisional transfers	1,297,188	1,853,895	1,963,544	7,071,832	(136,472)	(3,355,621)	-	(1,258,502)	-

Net increase (decrease) in net assets resulting from capital transactions	3,752,995	2,428,793	2,473,258	9,880,373	(209,338)	(3,035,568)	(84,217)	(1,308,524)	(12,412)

Total increase (decrease)	3,543,824	842,030	1,950,310	10,118,274	(461,607)	(2,917,779)	(88,787)	(1,478,334)	(31,915)

NET ASSETS, at beginning of the period/year	3,885,915	7,306,732	1,601,519	13,704,381	1,859,695	4,495,479	91,213	1,890,167	77,568

NET ASSETS, at end of the year	$7,429,739	$8,148,762	$3,551,829	$23,822,655	$1,398,088	$1,577,700	$2,426	$411,833	$45,653

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(23)	$(57)	$294	$(66)	$7,810	$125	$70	$35,869	$11,109	$4,170

Net realized gain (loss) on investments	9	(19,255)	(23,551)	(2,093)	5,027	(3,983)	(11,248)	(123,567)	(33,473)	(4,233)

Change in net unrealized appreciation/depreciation of investments	912	(21)	(11,966)	(76)	2,335	492	1,523	(121,056)	20,089	(5,786)

Net increase (decrease) in net assets resulting from operations	898	(19,333)	(35,223)	(2,235)	15,172	(3,366)	(9,655)	(208,754)	(2,275)	(5,849)

Capital transactions: (Note 7)

Net contract payments	-	23,748	25,671	-	47,107	1,629	-	42,408	60,013	395

Withdrawal of funds	-	(130,354)	(75,806)	(77,483)	(67,094)	-	(13,761)	(82,980)	(104,083)	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	(2,448)	-	(1,389)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	-	2,073	1,213	1,266	231	(169)	(108)	1,575	623	(76)

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(341)	(3,655)	(6,751)	(1,248)	(11,519)	(644)	(919)	(14,882)	(20,922)	(658)

Divisional transfers	9,000	178,747	86,760	115,844	151,116	1,469	23,169	155,343	205,018	(270)

Net increase in net assets resulting from capital transactions	8,659	70,559	31,087	38,379	119,841	(163)	8,381	100,075	140,649	(609)

Total increase (decrease)	9,557	51,226	(4,136)	36,144	135,013	(3,529)	(1,274)	(108,679)	138,374	(6,458)

NET ASSETS, at beginning of the period/year	-	38,397	284,179	-	15,787	15,310	31,578	563,826	226,179	28,731

NET ASSETS, at end of the year	$9,557	$89,623	$280,043	$36,144	$150,800	$11,781	$30,304	$455,147	$364,553	$22,273

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$755,846	$(29)	$2,976,911	$24,637	$468,696	$194,342	$(1,350)	$2,379,722	$196,778	$2,423,400

Net realized gain (loss) on investments	(478,326)	(3)	(847,700)	(503,771)	(70,945)	(10,339)	(402,518)	(3,433,022)	(96,051)	(200,647)

Change in net unrealized appreciation/depreciation of investments	(539,144)	512	(3,981,361)	(157,987)	132,161	708	(110,920)	(5,019,679)	82,112	(5,721,741)

Net increase (decrease) in net assets resulting from operations	(261,624)	480	(1,852,150)	(637,121)	529,912	184,711	(514,788)	(6,072,979)	182,839	(3,498,988)

Capital transactions: (Note 7)

Net contract payments	619,517	-	2,420,663	880,352	1,040,545	792,058	12,237	5,550,906	2,852,018	4,502,737

Withdrawal of funds	(157,884)	-	(121,423)	(724,846)	(28,477)	(287,066)	(64)	(377,292)	(324,693)	(453,541)

Transfer due to death benefits	-	-	(56,991)	-	(30,287)	-	-	(239,400)	(18,378)	(58,263)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	(1,364)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	518	1	14,416	8,364	(39,104)	212	(527)	(75,267)	62,966	(57,970)

Transfer from (to) Guaranteed Principal Account	(7,518)	-	(10,958)	(12,703)	(5,529)	4,640	-	(11,300)	(6,967)	(15,826)

Withdrawal due to charges for administrative and insurance costs	(111,957)	(90)	(333,552)	(97,400)	(189,370)	(146,739)	(11,523)	(335,079)	(98,526)	(496,687)

Divisional transfers	(365,920)	14,149	(1,234,722)	220,776	(128,786)	(5,558,644)	1,729,769	(1,336,287)	(72,257)	(757,970)

Net increase (decrease) in net assets resulting from capital transactions	(23,244)	14,060	677,433	274,543	618,992	(5,195,539)	1,729,892	3,174,917	2,394,163	2,662,480

Total increase (decrease)	(284,868)	14,540	(1,174,717)	(362,578)	1,148,904	(5,010,828)	1,215,104	(2,898,062)	2,577,002	(836,508)

NET ASSETS, at beginning of the period/year	3,774,831	-	10,886,234	3,870,037	5,990,210	7,559,448	-	16,503,164	2,035,329	24,038,503

NET ASSETS, at end of the year	$3,489,963	$14,540	$9,711,517	$3,507,459	$7,139,114	$2,548,620	$1,215,104	$13,605,102	$4,612,331	$23,201,995

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$2,612,344	$440,405	$18,122	$(3,872)	$336,060	$111,016	$249,597	$9,188	$(2,862)	$941

Net realized gain (loss) on investments	(1,643,450)	(329,864)	(597,594)	(251,541)	-	(72,921)	(205,745)	(23,224)	(120,642)	(645)

Change in net unrealized appreciation/depreciation of investments	(3,391,627)	(127,024)	(151,566)	316,159	-	(18,751)	147,529	(11,236)	18,134	(8,935)

Net increase (decrease) in net assets resulting from operations	(2,422,733)	(16,483)	(731,038)	60,746	336,060	19,344	191,381	(25,272)	(105,370)	(8,639)

Capital transactions: (Note 7)

Net contract payments	5,911,108	2,111,409	3,397,117	736,455	5,680,674	656,314	1,436,942	29,450	59,440	10,299

Withdrawal of funds	(478,711)	(25,834)	(404,106)	(60,332)	(1,490,248)	(38,995)	(13,421)	(22,024)	(43,710)	-

Transfer due to death benefits	(88,742)	(62,937)	(54,645)	(5,495)	(51,254)	(3,056)	(5,669)	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(507)	-	(524)	-	-	(7,841)	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(31,466)	19,551	(26,846)	(19,031)	2,014	4,587	(1,934)	(413)	6,394	138

Transfer from (to) Guaranteed Principal Account	(14,439)	(7,346)	(17,572)	-	4,755	(11,303)	(6,609)	-	-	-

Withdrawal due to charges for administrative and insurance costs	(490,226)	(89,372)	(196,726)	(35,189)	(249,455)	(40,519)	(115,046)	(2,458)	(24,877)	(1,060)

Divisional transfers	59,213	(860,589)	110,448	35,609	6,062,611	231,308	(886,037)	71,034	1,729,678	10,421

Net increase (decrease) in net assets resulting from capital transactions	4,866,230	1,084,882	2,807,146	652,017	9,959,097	790,495	408,226	75,589	1,726,925	19,798

Total increase (decrease)	2,443,497	1,068,399	2,076,108	712,763	10,295,157	809,839	599,607	50,317	1,621,555	11,159

NET ASSETS, at beginning of the period/year	16,747,412	2,817,516	5,230,624	888,756	3,409,224	1,049,856	3,895,872	40,896	268,612	66,409

NET ASSETS, at end of the year	$19,190,909	$3,885,915	$7,306,732	$1,601,519	$13,704,381	$1,859,695	$4,495,479	$91,213	$1,890,167	$77,568

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2000

	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Mid Cap Value Division	†Janus Aspen Capital Appreciation Division	†Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Equity Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$1,970	$2,583	$419	$77	$44	$38,398	$1,345	$1,107	$652,773	$928,586

Net realized gain (loss) on investments	3,847	(31)	24,243	1	1	25,364	(1,366)	39	(81,966)	(5,591)

Change in net unrealized appreciation/depreciation of investments	(16,500)	(21,518)	1,509	204	(674)	(221,202)	(23,747)	(2,535)	(586,061)	(524,529)

Net increase (decrease) in net assets resulting from operations	(10,683)	(18,966)	26,171	282	(629)	(157,440)	(23,768)	(1,389)	(15,254)	398,466

Capital transactions: (Note 7)

Net contract payments	5,007	28,455	37	-	-	50,961	70,706	-	741,428	2,171,726

Withdrawal of funds	-	-	-	-	-	-	-	-	(119,783)	(210,441)

Transfer due to death benefits	-	-	-	-	-	-	-	-	(60,794)	(118,749)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	(839)	-	-	(5,895)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(6)	1,006	(24,169)	-	-	(7,472)	4,575	1	809	(4,854)

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	272	-	-	(63,926)	4,019

Withdrawal due to charges for administrative and insurance costs	(872)	(5,029)	(361)	(36)	(73)	(20,168)	(6,711)	(382)	(102,233)	(301,967)

Divisional transfers	(257,391)	278,713	14,109	15,064	32,280	462,537	181,377	19,510	(423,924)	(1,019,107)

Net increase (decrease) in net assets resulting from capital transactions	(253,262)	303,145	(10,384)	15,028	32,207	485,291	249,947	19,129	(34,318)	520,627

Total increase (decrease)	(263,945)	284,179	15,787	15,310	31,578	327,851	226,179	17,740	(49,572)	919,093

NET ASSETS, at beginning of the period/year	302,342	-	-	-	-	235,975	-	10,991	3,824,403	9,967,141

NET ASSETS, at end of the year	$38,397	$284,179	$15,787	$15,310	$31,578	$563,826	$226,179	$28,731	$3,774,831	$10,886,234

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2000

	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$23,691	$319,801	$266,363	$719,036	$128,093	$1,482,645	$2,177,790	$399,237	$279,121

Net realized gain (loss) on investments	82,477	(118,718)	-	6,472,484	(18,708)	2,918,094	2,985,126	(449,070)	384,803

Change in net unrealized appreciation (depreciation) of investments	(629,408)	402,643	-	(9,659,951)	34,052	(4,602,640)	(4,513,066)	(93,569)	(1,178,934)

Net increase (decrease) in net assets resulting from operations	(523,240)	603,726	266,363	(2,468,431)	143,437	(201,901)	649,850	(143,402)	(515,010)

Capital transactions: (Note 7)

Net contract payments	1,054,511	1,016,443	1,490,066	3,268,833	2,463,196	6,847,574	4,167,439	2,232,334	1,871,932

Withdrawal of funds	(164,920)	(153,962)	(69)	(35,271)	(1,467)	(110,982)	(314,885)	8,683	(1,890)

Transfer due to death benefits	(893)	(59,369)	-	(3,216)	-	(2,494)	(1,156)	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(12,651)	-	-	(879)	-	(4,059)	(4,737)	-	(9,100)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(34,312)	(7,029)	13,031	387,643	(32,937)	214,179	149,437	(39,390)	(19,321)

Transfer from (to) Guaranteed Principal Account	14,840	(34,242)	(3,362)	(26,458)	2,144	15,513	17,579	3,901	30,775

Withdrawal due to charges for administrative and insurance costs	(96,831)	(136,254)	(122,173)	(425,665)	(41,347)	(522,816)	(490,520)	(68,992)	(179,043)

Divisional transfers	(1,273,240)	(700,056)	3,015,239	1,377,525	(1,528,751)	(93,818)	2,479,797	(1,611,442)	(339,742)

Net increase in net assets resulting from capital transactions	(513,496)	(74,469)	4,392,732	4,542,512	860,838	6,343,097	6,002,954	525,094	1,353,611

Total increase (decrease)	(1,036,736)	529,257	4,659,095	2,074,081	1,004,275	6,141,196	6,652,804	381,692	838,601

NET ASSETS, at beginning of the period/year	4,906,773	5,460,953	2,900,353	14,429,083	1,031,054	17,897,307	10,094,608	2,435,824	4,392,023

NET ASSETS, at end of the year	$3,870,037	$5,990,210	$7,559,448	$16,503,164	$2,035,329	$24,038,503	$16,747,412	$2,817,516	$5,230,624

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2000

	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Small Cap Growth Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	†Panorama LifeSpan Balanced Division	†Panorama LifeSpan Capital Appreciation Division	†Panorama LifeSpan Diversified Income Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$178,128	$120,964	$23,288	$281,410	$(81)	$1,075	$2,711	$353	$683	$7,143

Net realized gain (loss) on investments	-	24,261	241,866	60,743	(118)	520	2,038	(222)	221,612	(1,278)

Change in net unrealized appreciation (depreciation) of investments	-	(89,802)	(380,456)	(231,793)	(6,556)	(1,467)	(4,137)	382	(103,547)	(14,708)

Net increase (decrease) in net assets resulting from operations	178,128	55,423	(115,302)	110,360	(6,755)	128	612	513	118,748	(8,843)

Capital transactions: (Note 7)

Net contract payments	(2,335,791)	(500)	1,291,267	3,311,924	13,528	229	33	614	64,132	1,077

Withdrawal of funds	-	(131,990)	-	-	-	-	-	-	(921)	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(27,047)	(12,238)	1,153	(54,428)	77	(54)	3	(490)	12,108	14

Transfer from (to) Guaranteed Principal Account	1,788	508	-	2,587	-	(7,051)	(6,395)	(5,689)	-	-

Withdrawal due to charges for administrative and insurance costs	(67,955)	(21,985)	(24,828)	(127,712)	(1,683)	(193)	(748)	(140)	(25,792)	(1,044)

Divisional transfers	2,409,613	(52,430)	(761,498)	(977,867)	35,729	(4,296)	(17,713)	(497)	(1,267,067)	7,345

Net increase (decrease) in net assets resulting from capital transactions	(19,392)	(218,635)	506,094	2,154,504	47,651	(11,365)	(24,820)	(6,202)	(1,217,540)	7,392

Total increase (decrease)	158,736	(163,212)	390,792	2,264,864	40,896	(11,237)	(24,208)	(5,689)	(1,098,792)	(1,451)

NET ASSETS, at beginning of the period/year	3,250,488	1,213,068	497,964	1,631,008	-	11,237	24,208	5,689	1,367,404	67,860

NET ASSETS, at end of the year	$3,409,224	$1,049,856	$888,756	$3,895,872	$40,896	$-	$-	$-	$268,612	$66,409

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.
†	On December 8, 2000, shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA were substituted for shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio respectively.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s new lifetime insurance protection for individual, flexible premium adjustable, variable life insurance policy, known as VUL GuardSM.

Notes To Financial Statements (Continued)

MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in Note 2.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT’S ASSETS

The Strategic Variable Life Segment consists of thirty-three divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), Janus Aspen Series (“Janus Aspen”), MFS® Variable Insurance TrustSM (“MFS Trust”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), and the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”). At any one time, only twenty-one divisions are available to a policyowner.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the Strategic Variable Life Segment’s policyowners: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with four of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORESM U.S. Equity Fund, Goldman Sachs VIT Growth and Income Fund, and Goldman Sachs VIT Mid Cap Value Fund. Goldman Sachs Asset Management, serves as investment adviser to the Funds.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the Strategic Variable Life Segment’s policyowners: Janus Aspen Capital Appreciation Portfolio and Janus Aspen Worldwide Growth Portfolio. Janus Capital Corp is the investment adviser to the Portfolios.

MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: MFS® Emerging Growth Series, MFS® New Discovery Series, and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

MML Trust is an open-end, investment company registered under the 1940 Act. Nine of its fourteen separate series are available to the Strategic Variable Life Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DeAM”) whereby DeAM manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as sub-adviser to the Funds. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) and has entered into a sub-advisory

Notes To Financial Statements (Continued)

agreement with Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into an agreement with RS Investment Management L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to the Strategic Variable Life Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, Oppenheimer Main Street® Small Cap Fund/VA (prior to May 1, 2001, this Fund was called the Oppenheimer Small Cap Growth Fund/VA), Oppenheimer Money Fund/VA, Oppenheimer Multiple Strategies Fund/VA, and Oppenheimer Strategic Bond Fund/VA.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic Variable Life Segment’s policyowners: Oppenheimer International Growth Fund/VA. Prior to December 8, 2000, the Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama Capital Appreciation Portfolio were available to the Pan Premier Segment’s policyowners. On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to each of the Portfolios.

In addition to the thirty-three divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the American Century VP, Goldman Sachs VIT, Janus Aspen, MFS Trust, MML Trust, the Oppenheimer Funds, the Panorama Fund, and T. Rowe Price, are each stated at market value, which is the net asset value per share of each of the respective underlying funds.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Segment is part of MassMutual’s total operation and is not taxed separately. Strategic Variable Life Segment will not be taxed as a regulated investment company under Subchapter M of the

Notes To Financial Statements (Continued)

Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of Strategic Variable Life Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Segment.

D.	Policy Loan

When a policy loan is made, Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the GPA. The deductions are for sales charges, state premium taxes and deferred acquisition cost tax charge. No additional deductions are taken when money is transferred from the GPA to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Strategic Variable Life Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	Cost of Purchases	Proceeds from Sales

American Century® VP Income & Growth Division	$235,027	$(1,604)

American Century® VP Value Division	42,780	(12,838)

Goldman Sachs Capital Growth Division	19,816	(63,306)

Goldman Sachs CORESM U.S. Equity Division	1,206	(39,349)

Goldman Sachs Growth and Income Division	1,966	(30,429)

Goldman Sachs Mid Cap Value Division	250,807	(70,418)

Janus Aspen Capital Appreciation Division	72,005	(781)

Janus Aspen Worldwide Growth Division	4,020	(5,692)

MFS® Emerging Growth Division	34,585	(160,217)

MFS® New Discovery Division	56,080	(152,039)

MFS® Research Division	992,878	(31,426)

MML Blend Division	431,001	(2,513,110)

MML Emerging Growth Division	1	(9,166)

MML Equity Division	1,889,182	(2,617,038)

MML Equity Index Division	4,232,114	(4,203,450)

MML Managed Bond Division	6,154,258	(696,873)

MML Money Market Division	9,714,430	(6,381,331)

MML OTC 100 Division	11	(1,200,535)

Oppenheimer Aggressive Growth Division	1,734,529	(5,673,046)

Oppenheimer Bond Division	2,932,517	(2,267,755)

Oppenheimer Capital Appreciation Division	5,654,783	(6,288,044)

Oppenheimer Global Securities Division	5,260,500	(6,101,705)

Oppenheimer High Income Division	6,798,134	(2,368,793)

Oppenheimer Main Street® Growth & Income Division	8,540,763	(6,070,418)

Oppenheimer Main Street® Small Cap Division	3,853,414	(1,398,383)

Oppenheimer Money Division	21,419,247	(11,112,912)

Oppenheimer Multiple Strategies Division	925,680	(1,058,334)

Oppenheimer Strategic Bond Division	3,427,282	(6,092,651)

Oppenheimer International Growth Division	252	(84,482)

T. Rowe Price Mid-Cap Growth Division	3,151,916	(4,472,396)

T. Rowe Price New America Growth Division	3	(12,578)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The change in units outstanding for the year ended December 31, 2002 was as follows:

December 31, 2002	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division

Units purchased	19,513	21,501	23,160	92	1,197	53,302	1,595	1,886	33,324	31,309	60,697

Units withdrawn and transferred to GPA	(2,267)	(821)	(51,199)	(39,669)	(33,796)	(38,481)	(1,342)	(9,872)	(87,550)	(102,644)	(3,808)

Units transferred between divisions	361,900	99	(11,959)	-	1,215	110,503	135,276	6,040	(92,931)	11,548	929,457

Net Increase (decrease)	379,146	20,779	(39,998)	(39,577)	(31,384)	125,324	135,529	(1,946)	(147,157)	(59,787)	986,346

Units, at beginning of the period/year	-	7,421	83,841	270,163	39,222	100,693	19,195	49,561	448,295	207,622	22,623

Units, at end of the year	379,146	28,200	43,843	230,586	7,838	226,017	154,724	47,615	301,138	147,835	1,008,969

December 31, 2002 (Continued)	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

Units purchased	468,107	-	1,068,680	533,578	856,945	405,937	-	1,198,426	1,887,251	4,109,668	2,752,401

Units withdrawn and transferred to GPA	(649,814)	(24,663)	(437,208)	(510,738)	(2,238,145)	(465,901)	(8,184)	(980,859)	(1,269,863)	(1,855,328)	(1,875,903)

Units transferred between divisions	(1,210,837)	-	(1,288,287)	(123,888)	4,531,287	2,489,897	(3,184,886)	(2,697,077)	(418,449)	(2,493,816)	(1,416,445)

Net Increase (decrease)	(1,392,544)	(24,663)	(656,815)	(101,048)	3,150,087	2,429,933	(3,193,070)	(2,479,510)	198,939	(239,476)	(539,947)

Units, at beginning of the period/year	2,234,874	24,663	5,804,020	2,368,357	4,733,102	1,890,630	3,193,070	6,977,305	3,227,645	8,603,304	8,071,671

Units, at end of the year	842,330	-	5,147,205	2,267,309	7,883,189	4,320,563	-	4,497,795	3,426,584	8,363,828	7,531,724

December 31, 2002 (Continued)	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T.Rowe Price Mid-Cap Growth Division	T.Rowe Price New America Growth Division

Units purchased	3,872,093	1,418,109	1,044,843	6,477,766	310,960	675,210	371	38,970	137

Units withdrawn and transferred to GPA	(2,153,478)	(1,186,548)	(663,328)	(4,407,112)	(363,475)	(456,984)	(82,506)	(74,287)	(14,100)

Units transferred between divisions	943,111	992,858	1,660,907	5,176,431	(107,639)	(2,298,259)	-	(918,739)	-

Net Increase (decrease)	2,661,726	1,224,419	2,042,422	7,247,085	(160,154)	(2,080,033)	(82,135)	(954,056)	(13,963)

Units, at beginning of the period/year	2,758,946	3,243,255	1,245,223	10,089,753	1,010,928	3,093,544	85,317	1,320,499	79,094

Units, at end of the year	5,420,672	4,467,674	3,287,645	17,336,838	850,774	1,013,511	3,182	366,443	65,131

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

The change in units outstanding for the year ended December 31, 2001 was as follows:

December 31, 2001	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division

Units purchased	-	23,936	83,297	114	53,353	18,311	33,980	106,036	37,443	390

Units withdrawn and transferred to GPA	(285)	(129,562)	(138,497)	(86,653)	(75,331)	(20,627)	(58,503)	(162,907)	(76,698)	(615)

Units transferred between divisions	7,706	158,834	84,675	125,761	110,895	2,031	34,147	136,905	124,906	(63)

Massachusetts Mutual Life Insurance Company units withdrawn	-	-	-	-	-	-	-	-	-	-

Net Increase (decrease)	7,421	53,208	29,475	39,222	88,917	(285)	9,624	80,034	85,651	(288)

Units, at beginning of the period/year	-	30,633	240,688	-	11,776	19,480	39,937	368,261	121,971	22,911

Units, at end of the year	7,421	83,841	270,163	39,222	100,693	19,195	49,561	448,295	207,622	22,623

December 31, 2001 (Continued)	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

Units purchased	383,859	-	1,435,717	611,005	1,140,422	760,371	30,356	3,952,843	2,674,978	2,099,286

Units withdrawn and transferred to GPA	(179,284)	(159)	(391,300)	(620,530)	(585,176)	(491,698)	(27,411)	(2,082,903)	(887,724)	(956,442)

Units transferred between divisions	(236,138)	24,822	(767,256)	94,881	(88,974)	(4,169,679)	3,190,125	(687,339)	(85,187)	(303,571)

Massachusetts Mutual Life Insurance Company units withdrawn	(5,000)	-	(5,000)	(5,000)	(5,000)	(5,000)	-	(5,000)	(5,000)	(5,000)

Net Increase (decrease)	(36,563)	24,663	272,161	80,356	461,272	(3,906,006)	3,193,070	1,177,601	1,697,067	834,273

Units, at beginning of the period/year	2,271,437	-	5,531,859	2,288,001	4,271,830	5,796,636	-	5,799,704	1,530,578	7,769,031

Units, at end of the year	2,234,874	24,663	5,804,020	2,368,357	4,733,102	1,890,630	3,193,070	6,977,305	3,227,645	8,603,304

December 31, 2001 (Continued)	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Units purchased	3,209,829	2,618,155	2,110,848	1,388,417	4,955,796	630,974	2,595,982	28,069	69,696	20,747

Units withdrawn and transferred to GPA	(1,357,975)	(1,252,782)	(992,093)	(865,173)	(1,966,304)	(326,479)	(1,674,222)	(28,664)	(75,729)	(11,170)

Units transferred between divisions	47,405	(635,067)	49,934	35,518	4,506,239	129,831	(625,617)	57,046	1,141,168	10,001

Massachusetts Mutual Life Insurance Company units withdrawn	(5,000)	(5,000)	(5,000)	-	(5,000)	(5,000)	(5,000)	-	-	-

Net Increase (decrease)	1,894,259	725,306	1,163,689	558,762	7,490,731	429,326	291,143	56,451	1,135,135	19,578

Units, at beginning of the period/year	6,177,412	2,033,640	2,079,566	686,461	2,599,022	581,602	2,802,401	28,866	185,364	59,516

Units, at end of the year	8,071,671	2,758,946	3,243,255	1,245,223	10,089,753	1,010,928	3,093,544	85,317	1,320,499	79,094

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002, follows:

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2002*	379,146	$0.64	$244,212	(0.30)%	0.30%	(19.67)%

American Century® VP Value Division

December 31,

2002	28,200	1.12	31,639	4.91%	0.30%	(12.92)%

2001*	7,421	1.29	9,557	(0.25)%	0.30%	12.52%

Goldman Sachs Capital Growth Division

December 31,

2002	43,843	0.81	35,357	(0.12)%	0.30%	(24.63)%

2001	83,841	1.07	89,623	(0.03)%	0.30%	(14.76)%

2000	30,633	1.25	38,397	1.84%	0.30%	(7.95)%

1999*	221,310	1.37	302,342	15.78%	0.30%	26.75%

Goldman Sachs CORESM U.S. Equity Division

December 31,

2002	230,586	0.81	186,128	0.25%	0.30%	(22.19)%

2001	270,163	1.04	280,043	0.09%	0.30%	(12.24)%

2000*	240,688	1.18	284,179	0.92%	0.30%	(9.59)%

Goldman Sachs Growth & Income Division

December 31,

2002	7,838	0.81	6,385	0.74%	0.30%	(11.64)%

2001*	39,222	0.92	36,144	(0.06)%	0.30%	(9.64)%

Goldman Sachs Mid Cap Value Division

December 31,

2002	226,017	1.42	321,636	2.16%	0.30%	(4.99)%

2001	100,693	1.50	150,800	5.49%	0.30%	11.71%

2000*	11,776	1.34	15,787	1.43%	0.30%	30.97%

Janus Aspen Capital Appreciation Division

December 31,

2002	154,724	0.52	79,840	1.41%	0.30%	(15.97)%

2001	19,195	0.61	11,781	0.89%	0.30%	(21.97)%

2000*	19,480	0.79	15,310	0.50%	0.30%	(18.18)%

Janus Aspen Worldwide Growth Division

December 31,

2002	47,615	0.45	21,624	0.62%	0.30%	(25.80)%

2001	49,561	0.61	30,304	0.17%	0.30%	(22.74)%

2000*	39,937	0.79	31,578	0.14%	0.30%	(15.67)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MFS® Emerging Growth Division

December 31,

2002	301,138	$0.67	$201,915	(0.30)%	0.30%	(34.06)%

2001	448,295	1.02	455,147	6.93%	0.30%	(33.79)%

2000	368,261	1.53	563,826	5.40%	0.30%	(19.61)%

1999*	123,539	1.91	235,975	(0.23)%	0.30%	76.18%

MFS® New Discovery Division

December 31,

2002	147,835	1.20	176,938	(0.30)%	0.30%	(31.93)%

2001	207,622	1.76	364,553	3.19%	0.30%	(5.33)%

2000*	121,971	1.85	226,179	0.87%	0.30%	(1.99)%

MFS® Research Division

December 31,

2002	1,008,969	0.74	747,426	0.05%	0.30%	(24.84)%

2001	22,623	0.98	22,273	15.67%	0.30%	(21.55)%

2000	22,911	1.25	28,731	5.87%	0.30%	(4.85)%

1999*	8,315	1.32	10,991	(0.13)%	0.30%	23.68%

MML Blend Division

December 31,

2002	842,330	1.38	1,160,255	1.96%	0.30%	(11.83)%

2001	2,234,874	1.56	3,489,963	20.61%	0.30%	(6.05)%

2000	2,271,437	1.66	3,774,831	17.02%	0.30%	0.02%

1999	2,294,895	1.67	3,824,403	5.01%	0.30%	(1.53)%

1998	1,817,738	1.69	3,076,428	9.99%	0.30%	13.22%

MML Emerging Growth Division

December 31,

2002	-	-	-	(0.30)%	0.30%	(42.74)%

2001*	24,663	0.59	14,540	0.00%	0.30%	(16.63)%

MML Equity Division

December 31,

2002	5,147,205	1.34	6,907,832	2.48%	0.30%	(16.33)%

2001	5,804,020	1.67	9,711,517	28.11%	0.30%	(15.02)%

2000	5,531,859	1.97	10,886,234	8.75%	0.30%	2.86%

1999	5,193,975	1.92	9,967,141	2.81%	0.30%	(4.11)%

1998	3,868,591	2.00	7,741,633	6.43%	0.30%	15.85%

MML Equity Index Division

December 31,

2002	2,267,309	1.15	2,601,574	0.89%	0.30%	(22.60)%

2001	2,368,357	1.48	3,507,459	0.60%	0.30%	(12.46)%

2000	2,288,001	1.69	3,870,037	0.53%	0.30%	(9.43)%

1999	2,617,941	1.87	4,906,773	1.41%	0.30%	19.96%

1998	911,298	1.56	1,423,837	6.43%	0.30%	27.87%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MML Managed Bond Division

December 31,

2002	7,883,189	$1.63	$12,851,080	6.52%	0.30%	8.10%

2001	4,733,102	1.51	7,139,114	6.51%	0.30%	7.59%

2000	5,990,210	1.40	4,271,830	5.50%	0.30%	11.19%

1999	4,317,159	1.26	5,460,953	6.07%	0.30%	(2.13)%

1998	3,124,840	1.29	4,038,618	6.43%	0.30%	7.81%

MML Money Market Division

December 31,

2002	4,320,563	1.36	5,881,582	0.94%	0.30%	0.00%

2001	1,890,630	1.35	2,548,620	3.59%	0.30%	3.36%

2000	5,796,636	1.30	7,559,448	5.57%	0.30%	6.03%

1999	2,351,467	1.23	2,900,353	4.39%	0.30%	4.48%

1998	4,879,869	1.18	5,760,930	4.67%	0.30%	4.86%

MML OTC 100 Division

December 31,

2002	-	-	-	(0.30)%	0.30%	(37.98)%

2001*	3,193,070	0.38	1,215,104	(0.22)%	0.30%	(33.41)%

Oppenheimer Aggressive Growth Division

December 31,

2002	4,497,795	1.40	6,313,963	0.51%	0.30%	(28.09)%

2001	6,977,305	1.95	13,605,102	16.10%	0.30%	(31.57)%

2000	5,799,704	2.85	16,503,164	3.35%	0.30%	(11.24)%

1999	4,487,474	3.22	14,429,083	(0.30)%	0.30%	83.06%

1998	3,019,459	1.76	5,303,708	11.22%	0.30%	12.03%

Oppenheimer Bond Division

December 31,

2002	3,426,584	1.55	5,325,201	7.63%	0.30%	8.72%

2001	3,227,645	1.43	4,612,331	5.17%	0.30%	7.49%

2000	1,530,578	1.33	2,035,329	6.90%	0.30%	6.10%

1999*	820,171	1.26	1,031,054	5.00%	0.30%	(1.81)%

Oppenheimer Capital Appreciation Division

December 31,

2002	8,363,828	1.97	16,448,432	0.32%	0.30%	(27.16)%

2001	8,603,304	2.70	23,201,995	9.96%	0.30%	(12.88)%

2000	7,769,031	3.09	24,038,503	6.26%	0.30%	(0.23)%

1999	5,753,702	3.11	17,897,307	3.49%	0.30%	41.23%

1998	3,462,434	2.20	7,625,861	1.85%	0.30%	23.64%

Oppenheimer Global Securities Division

December 31,

2002	7,531,724	1.85	13,901,665	0.27%	0.30%	(22.43)%

2001	8,071,671	2.38	19,190,909	13.60%	0.30%	(12.34)%

2000	6,177,412	2.71	16,747,412	13.75%	0.30%	5.09%

1999	3,901,269	2.59	10,094,608	3.78%	0.30%	58.01%

1998	1,449,242	1.64	2,373,239	8.69%	0.30%	13.77%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
Oppenheimer High Income Division

December 31,

2002	5,420,672	$1.37	$7,429,739	9.84%	0.30%	(2.70)%

2001	2,758,946	1.41	3,885,915	10.86%	0.30%	1.67%

2000	2,033,640	1.39	2,817,516	11.19%	0.30%	(3.74)%

1999	1,687,342	1.44	2,435,824	6.62%	0.30%	3.98%

1998	684,822	1.39	950,801	0.45%	0.30%	0.01%

Oppenheimer Main Street® Growth & Income Division

December 31,

2002	4,467,674	1.82	8,148,762	0.69%	0.30%	(19.10)%

2001	3,243,255	2.25	7,306,732	0.25%	0.30%	(10.46)%

2000	2,079,566	2.52	5,230,624	5.15%	0.30%	(8.78)%

1999	1,588,178	2.77	4,392,023	0.79%	0.30%	21.34%

1998	897,415	2.28	2,045,230	3.91%	0.30%	4.39%

Oppenheimer Main Street® Small Cap Division

December 31,

2002	3,287,645	1.08	3,551,829	(0.30)%	0.30%	(16.05)%

2001	1,245,223	1.29	1,601,519	(0.30)%	0.30%	(0.66)%

2000	686,461	1.29	888,756	3.74%	0.30%	(18.34)%

1999*	313,145	1.59	497,964	(0.09)%	0.30%	46.12%

Oppenheimer Money Division

December 31,

2002	17,336,838	1.37	23,822,655	1.14%	0.30%	0.00%

2001	10,089,753	1.36	13,704,381	3.16%	0.30%	3.55%

2000	2,599,022	1.31	3,409,224	5.68%	0.30%	6.26%

1999	2,622,618	1.24	3,250,488	4.58%	0.30%	4.66%

1998	2,465,085	1.18	2,919,242	4.57%	0.30%	4.94%

Oppenheimer Multiple Strategies Division

December 31,

2002	850,774	1.64	1,398,088	4.27%	0.30%	(10.70)%

2001	1,010,928	1.84	1,859,695	7.41%	0.30%	1.92%

2000	581,602	1.81	1,049,856	0.98%	0.30%	6.44%

1999	713,149	1.70	1,213,068	7.98%	0.30%	11.46%

1998	477,390	1.53	728,531	5.54%	0.30%	6.34%

Oppenheimer Strategic Bond Division

December 31,

2002	1,013,511	1.56	1,577,700	10.00%	0.30%	7.14%

2001	3,093,544	1.45	4,495,479	5.71%	0.30%	4.55%

2000	2,802,401	1.39	3,895,872	7.72%	0.30%	2.63%

1999	1,200,536	1.36	1,631,008	5.39%	0.30%	2.52%

1998	254,949	1.33	337,857	1.92%	0.30%	2.59%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount

Oppenheimer International Growth Division

December 31,

2002	3,182	$0.76	$2,426	(0.11)%	0.30%	(28.81)%

2001	85,317	1.07	91,213	(0.20)%	0.30%	(24.61)%

2000*	28,866	1.42	40,896	(0.21)%	0.30%	(9.43)%

T. Rowe Price Mid-Cap Growth Division

December 31,

2002	366,443	1.12	411,833	(0.31)%	0.30%	(21.55)%

2001	1,320,499	1.43	1,890,167	(0.30)%	0.30%	(1.22)%

2000	185,364	1.45	268,612	0.06%	0.30%	7.41%

1999*	1,010,565	1.35	1,367,404	5.12%	0.30%	23.36%

T. Rowe Price New Amercia Growth Division

December 31,

2002	65,131	0.70	45,653	(0.30)%	0.30%	(28.61)%

2001	79,094	0.98	77,568	1.43%	0.30%	(12.27)%

2000	59,516	1.12	66,409	9.93%	0.30%	(10.62)%

1999*	54,194	1.25	67,860	8.99%	0.30%	12.41%

*	Commenced operations

9.	SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced DeAM as the MML Equity Index Fund’s and the MML OTC 100 Fund’s sub-advisor. This change resulted from the sale by Deutsche Bank, the parent company of DeAM, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

Report of Independent Auditors

To the Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$27,782	$26,596
Common stocks (cost: 2002-$653; 2001-$453)	649	445
Mortgage loans	7,048	6,930
Policy loans	6,253	6,071
Real estate	1,844	1,924
Other investments	4,315	3,418
Cash and short-term investments	8,178	4,684

Total invested assets	56,069	50,068
Accrued investment income	843	786
Other assets	1,411	1,466

	58,323	52,320
Separate account assets	16,439	17,919

Total assets	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	(In Millions)
Liabilities:

Policyholders’ reserves	$43,756	$40,181
Deposit fund balances	3,913	2,730
Policyholders’ dividends	1,202	1,147
Policyholders’ claims and other benefits	260	222
Federal income taxes	334	674
Asset valuation and other investment reserves	489	691
Other liabilities	2,286	1,533

	52,240	47,178

Separate account liabilities	16,417	17,910

Total liabilities	68,657	65,088

Policyholders’ contingency reserves	6,105	5,151

Total liabilities and policyholders’ contingency reserves	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$10,301	$10,386	$9,902
Net investment income	3,755	3,586	3,314
Reserve adjustments on reinsurance ceded	34	(297)	(252)
Fees and other income	203	196	181

Total revenue	14,293	13,871	13,145

Benefits and expenses:

Policyholders’ benefits and payments	6,579	7,033	9,238
Addition to policyholders’ reserves and funds	4,720	3,907	1,160
Operating expenses	715	568	452
Commissions	432	348	324
State taxes, licenses and fees	93	99	86
Federal income tax (benefit) expense	(138)	122	147

Total benefits and expenses	12,401	12,077	11,407

Net gain from operations before dividends	1,892	1,794	1,738

Dividends to policyholders	1,163	1,097	1,086

Net gain from operations	729	697	652

Net realized capital gains	664	123	93

Net income	$1,393	$820	$745

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Policyholders’ contingency reserves, beginning of year, as previously reported	$5,151	$3,836	$3,411
Cumulative effect of the change in statutory accounting principles	–	981	–

Policyholders’ contingency reserves, beginning of year, as adjusted	5,151	4,817	3,411

Increase (decrease) due to:

Net income	1,393	820	745
Change in net unrealized capital losses	(456)	(491)	(322)
Change in asset valuation and other investment reserves	202	202	102
Change in non-admitted assets	(146)	(210)	(100)
Change in reserve valuation bases	(57)	–	–
Other	18	13	–

Net increase	954	334	425

Policyholders’ contingency reserves, end of year	$6,105	$5,151	$3,836

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$1,393	$820	$745
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	3,548	2,746	1,539
Change in accrued investment income	(57)	(58)	(140)
Change in federal income tax payable/receivable	(340)	(66)	6
Net realized capital gains	(664)	(123)	(93)
Other changes	614	196	188

Net cash provided by operating activities	4,494	3,515	2,245

Investing activities:

Loans and purchases of investments	(14,280)	(13,095)	(14,178)
Sales and maturities of investments and receipts from repayment of loans	12,387	11,133	12,145

Net cash used in investing activities	(1,893)	(1,962)	(2,033)

Financing activities:

Policyholders’ account balance deposits	1,342	1,064	544
Policyholders’ account balance withdrawals	(449)	(225)	(250)

Net cash provided by financing activities	893	839	294

Increase in cash and short-term investments	3,494	2,392	506

Cash and short-term investments, beginning of year	4,684	2,292	1,786

Cash and short-term investments, end of year	$8,178	$4,684	$2,292

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company is allowed as an admitted asset. However, the amount of this admitted asset is limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification as of December 31, 2002 and 2001 is as follows (in millions):

	2002	2001
Policyholders’ contingency reserves, as reported	$6,105	$5,151
Less admitted prepaid pension asset	(128)	(256)

Policyholders’ contingency reserves, Codification	$5,977	$4,895

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Notes To Statutory Financial Statements, Continued

The most significant estimates include those used in determining investment valuation reserves on mortgage loans and real estate held for sale, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stocks

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

Notes To Statutory Financial Statements, Continued

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. Cost is adjusted for other than temporary impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable with the impairment loss being included in net realized capital gains and losses. Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Other investments

Other investments primarily include derivatives, common stock investments in unconsolidated subsidiaries and affiliates, partnerships, limited liability companies and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, foreign exchange contracts, and options, including caps and floors.

Investments in unconsolidated subsidiaries and affiliates are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2002, 2001 and 2000, the Company contributed additional paid-in capital of $255 million, $208 million and $233 million, respectively, to unconsolidated subsidiaries, principally C.M. Life Insurance Company (“C.M. Life”) and MassMutual Holding Company, Inc.

Partnerships and limited liability companies (“LLC”) are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized in the Statutory Statements of Income as a realized capital loss for the excess of the carrying value over the estimated fair value of the joint venture, partnership or LLC. The estimated fair value is based on an estimate of the Company’s share of the investment’s equity value, net of any debt and other liabilities.

Preferred stocks in good standing are valued at cost and included in other investments on the Statutory Statements of Financial Position.

h.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

Notes To Statutory Financial Statements, Continued

j.	Other assets

Other assets primarily include the deferred tax asset, outstanding premium and the prepaid pension plan asset. Other assets are valued in accordance with rules established by the NAIC or by the Division.

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $16,413 million and $17,902 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $4 million and $8 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

l.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension plan asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

m.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00% to 6.00%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $24,197 million of insurance in force at December 31, 2002 for which the gross premium is less than the net premium according to the standard valuation set by the Division.

Notes To Statutory Financial Statements, Continued

Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $8 million and $3 million, respectively.

For consistency in valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves, resulting in a $54 million decrease in policyholders’ contingency reserves.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n.	Deposit fund balances

Reserves for funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

o.	Policyholders’ dividends

Policyholders’ dividends are approved annually by the Company’s Board of Directors to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and federal income tax charges. Policyholders’ dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2002 and 2001. Policyholders’ dividends are recorded as a component of net income.

p.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

q.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the Interest Maintenance Reserve (“IMR”), outstanding drafts, due and accrued expenses and amounts held for agents.

Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Amortization of the IMR into net investment income amounted to $56 million, $31 million and $42 million in 2002, 2001 and 2000, respectively.

r.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

Notes To Statutory Financial Statements, Continued

s.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss and modified coinsurance agreements on life insurance products.

t.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

u.	Realized capital gains and losses

Net realized after-tax capital losses of $44 million in 2002, net realized after-tax capital gains of $3 million in 2001 and net realized after-tax capital losses of $66 million in 2000 were deferred into the IMR. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

v.	Participating contracts

Participating contracts issued by the Company and its United States based life insurance subsidiaries represent approximately 65% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2002.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders’ contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,781	$215	$–	$3,996
Debt securities issued by foreign governments	26	1	–	27
Asset-backed securities	518	3	–	521
Mortgage-backed securities	4,514	20	–	4,534
State and local governments	67	2	–	69
Corporate debt securities	15,281	234	64	15,451
Utilities	978	46	9	1,015
Affiliates	2,617	1	1	2,617

	$27,782	$522	$74	$28,230

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,149	$–	$–	$3,149
Debt securities issued by foreign governments	22	–	–	22
Asset-backed securities	654	6	5	655
Mortgage-backed securities	4,088	13	–	4,101
State and local governments	76	3	–	79
Corporate debt securities	15,095	81	119	15,057
Utilities	993	14	4	1,003
Affiliates	2,519	–	1	2,518

	$26,596	$117	$129	$26,584

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$771	$773
Due after one year through five years	6,419	6,488
Due after five years through ten years	10,093	10,330
Due after ten years	3,089	3,206

	20,372	20,797
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	7,410	7,433

	$27,782	$28,230

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$11,141	$9,551
Proceeds from investments sold, matured or repaid	9,898	8,138
Gross realized capital gains	96	76
Gross realized capital losses	273	152

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $187 million and $110 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

Notes To Statutory Financial Statements, Continued

b.	Common stocks

The purchases and sales of unaffiliated common stocks were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$619	$453
Proceeds from investments sold, matured or repaid	413	554
Gross realized capital gains	59	49
Gross realized capital losses	87	45

Other than temporary impairments on common stocks during the years ended December 31, 2002 and 2001 were $26 million and $4 million, respectively, and were recorded in the gross realized capital losses noted above.

As of December 31, 2002 and 2001, gross unrealized capital gains on common stocks were $93 million and $97 million, respectively. As of December 31, 2002 and 2001 gross unrealized capital losses on common stocks were $97 million and $105 million, respectively.

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $7,048 million and $6,930 million, net of valuation reserves of $14 million and $9 million, at December 31, 2002 and 2001, respectively. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. Two restructured loans at December 31, 2002 had no carrying value. The carrying value of restructured loans was $14 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$294
2004	369
2005	891
2006	749
2007	199
Thereafter	3,244

Commercial mortgage loans	5,746
Mortgage loan pools	1,302

Total mortgage loans	$7,048

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 15.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$1,456	$1,872
Proceeds from investments sold, matured or repaid	1,335	1,885
Gross realized capital gains	5	16
Gross realized capital losses	4	7

Notes To Statutory Financial Statements, Continued

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 96% and 78% at December 31, 2002 and 2001, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $2 million and $1 million at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$1,100	$1,039
Texas	579	473
Illinois	384	403
New York	354	380
Florida	331	311
Massachusetts	319	525
All other states	2,679	2,320

Commercial mortgage loans	5,746	5,451
Nationwide loan pools	1,302	1,479

Total mortgage loans	$7,048	$6,930

d.	Real estate

Real estate held for production of income was $1,570 million and $1,531 million, net of encumbrances of $43 million and $21 million, at December 31, 2002 and 2001, respectively.

Real estate held for sale amounted to $198 million and $319 million, net of valuation reserves of $3 million and $6 million, at December 31, 2002 and 2001, respectively.

Real estate occupied by the Company amounted to $76 million and $74 million, net of accumulated depreciation of $100 million and $96 million, at December 31, 2002 and 2001, respectively.

The carrying value on non-income producing real estate amounted to $91 million and $86 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate during the years ended December 31, 2002, 2001 and 2000 was $102 million, $79 million, and $102 million, respectively. Other than temporary impairments on real estate for the year ended December 31, 2002 were $1 million and were recorded in the gross realized capital losses noted below. There were no other than temporary impairments recorded for the year ended December 31, 2001. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

The purchases and sales of real estate investments were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$229	$209
Proceeds from investments sold or repaid	325	179
Gross realized capital gains	122	49
Gross realized capital losses	4	10

e.	Other investments

Net investment income on derivative instruments was $396 million, $171 million, and $15 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Investments in partnerships and LLC’s were $1,194 million and $1,205 million at December 31, 2002 and 2001, respectively. Other than temporary impairments of partnerships and LLC’s for the years ended December 31, 2002 and 2001 were $37 million and $4 million, respectively, and were included in the gross realized capital losses noted below.

Notes To Statutory Financial Statements, Continued

Net investment income of partnerships and LLC’s was $55 million, $43 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The purchases and sales of partnerships and LLC’s were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)

Cost of investments acquired	$284	$253
Proceeds from investments sold or repaid	292	273
Gross realized capital gains	11	17
Gross realized capital losses	38	43

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Bonds	$(177)	$(76)	$81
Common stocks	(28)	4	54
Mortgage loans	1	9	(7)
Real estate	118	39	33
Closed derivatives	(88)	(58)	(156)
Derivatives mark-to-market	934	275	–
Other investments	(149)	(41)	107
Federal and state taxes	9	(26)	(85)

Net realized capital gains before deferral to IMR	620	126	27

Losses (gains) deferred to IMR	66	(4)	102
Less: taxes on net deferred (losses) gains	(22)	1	(36)

Net deferred to IMR	44	(3)	66

Total net realized capital gains	$664	$123	$93

g.	Reverse repurchase agreements

As of December 31, 2002 and 2001, the Company had reverse repurchase agreements outstanding that amounted to total carrying values of $205 million and $214 million, respectively. The maturities of these agreements range from January 14, 2003 through March 10, 2003, while the interest rates range from 1.36% to 1.95%. The outstanding amount at December 31, 2002 was collateralized by $213 million in bonds.

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, including interest rate caps and floors, forward commitments and asset and equity swaps, and financial futures.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in accrued investment income on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Notes To Statutory Financial Statements, Continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as accrued investment income. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $330 million and $172 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,262	$1,262	$21,927
Options	139	139	9,275
Interest rate caps & floors	22	22	1,000
Currency swaps	230	230	1,112
Forward commitments, equity and asset swaps	60	60	4,122
Financial futures	–	–	463

Total	$1,713	$1,713	$37,899

Notes To Statutory Financial Statements, Continued

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$627	$627	$14,102
Options	87	87	6,857
Interest rate caps & floors	11	11	1,100
Currency swaps	29	29	1,177
Forward commitments, equity and asset swaps	10	10	2,104
Financial futures-short positions	–	–	488

Total	$764	$764	$25,828

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Funding agreements: The fair value is determined by discounting future cash flows at current market rates.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(In Millions)
Financial assets:
Bonds	$27,782	$28,230	$26,596	$26,584
Common stocks	649	649	445	445
Preferred stocks	219	223	152	160
Mortgage loans	7,048	7,755	6,930	7,278
Policy loans	6,253	6,253	6,071	6,071
Derivative financial instruments	1,713	1,713	764	764
Cash and short-term investments	8,178	8,178	4,684	4,684

Financial liabilities:
Funding agreements	2,705	2,829	1,632	1,662
Investment-type insurance contracts	9,982	9,991	8,561	8,588

7.	SURPLUS NOTES

The Company issued surplus notes of $100 million at 7.50% and $250 million at 7.63% in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $27 million was approved and paid in 2002, 2001 and 2000.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $196 million, $208 million and $195 million for 2002, 2001 and 2000, respectively.

The majority of these fees were from C.M. Life, which accounted for $162 million in 2002, $172 million in 2001, and $173 million in 2000.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $116 million, $101 million and $99 million for 2002, 2001 and 2000, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $9 million and $7 million for 2002, 2001 and 2000, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and Bay State, including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $153 million in 2002, $410 million in 2001 and $358 million in 2000. Fees and other income include a $98 million, $53 million and $70 million expense allowance in 2002, 2001 and 2000, respectively. Total policyholders’ benefits assumed on these agreements were $46 million in 2002, $50 million in 2001 and $48 million in 2000. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life in 2002, whereas net modified coinsurance adjustments of $296 million and $244 million were paid to certain unconsolidated subsidiaries in 2001 and 2000, respectively.

Notes To Statutory Financial Statements, Continued

In 2002, experience refunds of $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life. There were no experience refunds paid to or received from Bay State or C.M. Life in 2000.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2002, 2001 and 2000, MassMutual received $100 million, $155 million and $133 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,452 million and $2,366 million at December 31, 2002 and 2001, respectively.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$2,314	$2,187	$3,112
Net income (loss)	16	(4)	(6)
Assets	9,994	9,344	8,738
Liabilities	9,446	8,963	8,420

Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Other subsidiaries:
Total revenue	$3,026	$2,443	$1,607
Net income	22	61	72
Assets	12,924	11,770	4,992
Liabilities	12,055	10,891	4,120

10.	BENEFIT PLANS

The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, agents and retirees.

Pension and savings plan

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan covers substantially all employees and agents. For some participants, benefits are based on final average earnings and length of service, while for other participants benefits are based on an account balance that takes into consideration age, service and salary during their careers.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Division, the Company has recognized a plan asset of $128 million and $256 million at December 31, 2002 and 2001, respectively.

Notes To Statutory Financial Statements, Continued

The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company also has several non-funded non-contributory defined benefit plans covering certain executives and agents.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees and agents. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The Company also maintains a money purchase pension plan for agents, which was frozen on February 28, 2001. The assets of the defined contribution plans are invested in group annuity contracts which invest in the Company’s general and separate accounts. The matching contributions by the Company were $15 million for the years ended December 31, 2002 and 2001 and are included in operating expenses on the Statutory Statements of Income.

Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. These benefits are funded as considered necessary by the Company’s management. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2002 and 2001, the net unfunded accumulated benefit obligation was $245 million and $206 million, respectively, for employees and agents eligible to retire or currently retired and $32 million and $27 million, respectively, for participants not eligible to retire.

Notes To Statutory Financial Statements, Continued

Prepaid and accrued benefits costs are included in other assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
		(In Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$855	$852	$223	$185
Service cost	25	23	6	5
Interest cost	60	60	16	14
Contribution by plan participants	–	–	6	–
Actuarial loss (gain)	20	(4)	31	16
Benefits paid	(52)	(57)	(21)	(13)
Plan amendments	1	–	–	16
Business combinations, divestitures, curtailments, settlements and special termination benefits	–	5	–	–
Change in actuarial assumption	77	–	–	–
Adjustment for Codification	–	(24)	–	–

Benefit obligation at end of year	$986	$855	$261	$223

Change in plan assets:
Fair value of plan assets at beginning of year	$928	$1,072	$17	$19
Actual return on plan assets	(42)	(107)	–	1
Employer contribution	12	11	14	10
Benefits paid	(52)	(57)	(21)	(13)
Contributions by plan participants	–	–	6	–
Business combinations, divestitures and settlements	–	9	–	–

Fair value of plan assets at end of year	$846	$928	$16	$17

Funded status:
Unrecognized net loss	$(434)	$(215)	$(44)	$(12)
Remaining net obligation at initial date of application	(9)	(9)	(53)	(58)
Effect of fourth quarter activity	(1)	–	(4)	(2)
Prepaid assets (accrued liabilities)	304	297	(144)	(134)

Funded status of the plan	$(140)	$73	$(245)	$(206)

Benefit obligation for non-vested employees	$20	$26	$32	$27

Notes To Statutory Financial Statements, Continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(In Millions)
Components of net periodic benefit cost:
Service cost	$25	$23	$6	$5
Interest cost	60	60	16	14
Expected return on plan assets	(82)	(111)	(1)	(1)
Amortization of unrecognized transition obligation	–	1	5	4
Amount of recognized gains and losses	1	–	–	–

Total net periodic benefit cost	$4	$(27)	$26	$22

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid pension plan asset	$431	$421	$–	$–
Accrued benefit liability	(154)	(124)	(144)	(134)
Intangible assets	9	–	–	–
Policyholders’ contingency reserves	18	–	–	–

Gross amount recognized	304	297	$(144)	$(134)

Less assets non-admitted	176	41

Net amount recognized	$128	$256

The assumptions at September 30, 2002 and 2001 used by the Company to calculate the benefit obligations as of that date and to determine the benefit costs in the subsequent year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
Discount rate	6.75%	7.50%	6.75%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	8.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost
Rates in the first year	–	–	10.00%	9.00%
Declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2002 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2002 accumulated post retirement benefit liability and benefit expense by $15 million and $1 million, respectively.

The net expense charged to operations for all employee benefit plans was $87 million, $55 million and $16 million for the years ended December 31, 2002, 2001 and 2000, respectively.

11.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Notes To Statutory Financial Statements, Continued

Premium ceded was $277 million, $220 million and $160 million and reinsurance recoveries were $156 million, $135 million and $94 million for the periods ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from reinsurers were $50 million and $49 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, seven reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

12.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves at December 31 are as follow (in millions):

	2002	2001
Total deferred tax assets	$2,044	$1,596
Total deferred tax liabilities	(1,043)	(622)

Net deferred tax asset	1,001	974
Deferred tax assets non-admitted	(479)	(471)

Net admitted deferred tax asset	$522	$503

Increase in non-admitted asset	$(8)	$–

The provision for incurred taxes on earnings for the years ended December 31 are (in millions):

	2002	2001
Federal income tax on operations	$(144)	$116
Foreign income tax	6	6

	(138)	122
Federal income tax (benefit) on net capital gains	(9)	22

Federal and foreign income taxes incurred	$(147)	$144

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 are (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$387	$362
Policy acquisition costs	374	353
Investment items	282	34
Unrealized investment losses	270	139
Policyholder dividend related items	340	382
Other	391	326

Total deferred tax assets	2,044	1,596
Non-admitted deferred tax assets	(479)	(471)

Admitted deferred tax assets	1,565	1,125

Deferred tax liabilities:
Investment items	656	344
Pension items	149	113
Other	238	165

Total deferred tax liabilities	1,043	622

Net admitted deferred tax assets	$522	$503

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$448
Change in deferred tax liabilities	(421)

Net change in deferred tax asset	27
Tax effect of policyholders’ contingency reserve changes	(309)

Change in net deferred income tax	$(282)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$421	$340
Investment items	(39)	(59)
Tax credits	(36)	(32)
Policyholder dividends	(174)	(17)
Other	(37)	2

Total	$135	$234

Federal and foreign income taxes incurred	$(147)	$144
Change in net deferred income taxes	282	90

Total statutory income taxes	$135	$234

In 2002, 2001 and 2000, the Company paid federal income taxes in the amounts of $195 million, $210 million and $224 million, respectively. As of December 31, 2002, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $75 million in 2002, $153 million in 2001, and $226 million in 2000.

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. As a result of this Act, for the period ended December 31, 2002, the Company’s tax liability established prior to December 31, 2001 has been reduced by $82 million.

The Company plans to file its 2002 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments that may result from such examinations will not materially affect the Company’s financial position.

13.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2002 and 2001 and for the three years ended December 31, 2002.

Notes To Statutory Financial Statements, Continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Total rental expense on operating leases was $34 million in 2002, $33 million in 2001 and $30 million in 2000.

Future minimum lease commitments are as follows (in millions):

2003	$ 32
2004	29
2005	24
2006	19
2007	16
Thereafter	13

Total	$133

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

e.	Funding commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2002 and 2001, the Company had approximately $450 million and $550 million of outstanding funding commitments, respectively, and a $500 million support agreement related to credit facilities.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $1,015 million, $381 million and $301 million, respectively.

14.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal – with market value adjustment	$21,682	71%
Subject to discretionary withdrawal – without market value adjustment	2,141	7%
Not subject to discretionary withdrawal	6,570	22%

Total	$30,393	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$15,956
With market value adjustment	8
Without market value adjustment	185
Not subject to discretionary withdrawal	2

Total by withdrawal characteristics	16,151
Non-policy liabilities	266

Total separate account liabilities	$16,417

15.	SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. (1)
Exhibit (b)	Not Applicable
Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. (2)
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. (2)
	iii.	Form of Broker-Dealer Selling Agreement. (2)
Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. (1)
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. (1)
Exhibit (g)	Not Applicable
Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc. (4)
	ii.	Goldman Sachs Variable Insurance Trust (5)
	iii.	Janus Aspen Series (6)
	iv.	MFS Variable Insurance Trust (5)
	v.	Oppenheimer Variable Account Funds (5)
	vi.	Panorama Series Fund, Inc. (1)
	vii.	T. Rowe Price Equity Series, Inc. (1)
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	Consent of independent auditors, Deloitte & Touche, LLP*
	ii.	Powers of Attorney (1)
		a.	Power of Attorney – Robert J. O’Connell (7)
		b.	Power of Attorney – Howard Gunton (8)
		c.	Power of Attorney – Marc Racicot (9)
		d.	Power of Attorney – James H. DeGraffenreidt, Jr. (10)
		e.	Power of Attorney – Brent Nelson (11)
		f.	Power of Attorney – Gregory M. Williams (11)
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. (3)

1	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on February 27, 1997.
3	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on April 24, 1998.

4	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
5	Incorporated by reference to Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit on September 20, 1999.
7	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on January 28, 1999.
8	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 on Form S-6 filed with the Commission as an exhibit on January 20, 2000.
9	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit on May 2, 2002.
10	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 on Form N-6 filed with the Commission as an exhibit on January 21, 2003.
11	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 on Form N-6 filed with the Commission as an exhibit on March 26, 2003.

*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996–2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991–2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

    Chairman and Chief Executive Officer (since 2001)

    Chairman, President, and Chief Executive Officer (2000–2001)

    Chairman and Chief Executive Officer (1998–2000)

    President and Chief Executive Officer (1998)

    President and Chief Operating Officer (1994–1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

    Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

    Senior Vice President—Regulatory and Public Affairs (1998–2002)

    Senior Vice President and Assistant General Counsel (1995–1998)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998–1999) United Meridian Corporation President and Chief Operating Officer (1996–1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000–2001)

    Executive Vice President (1997–2000)

Wyeth-Ayerst Pharmaceuticals

    President (1997–2000)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997–2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999–2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996–1999)

BankBoston Corporation

    Chairman (1998–1999) and Chief Executive Officer (1995–1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996–1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

    Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991–1998)

AIG Life Companies

    President and Chief Executive Officer (1991–1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993–2000)

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick C. Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Howard E. Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001) AIG Life Insurance Co. Senior Vice President & CFO (1973–1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987–1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996–1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew E. Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001) Vice President (1996–1998)

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 30. Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/02)	One Monarch Place
	CEO (10/18/02)	1414 Main Street
	Main OSJ Supervisor (10/18/02)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual	Springfield, MA 01111
Life Insurance Co.(5/1/96)
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Daniel A. Raymond	Vice President, Finance & Operations (02/14/03)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Jeffrey Losito	Second Vice President (08/10/2001)	5281 Caminito Exquisito
San Diego, CA 92130

Michele G. Lattanzio	Treasurer (09/27/02)	One Monarch Place
	Vice President (09/27/02)	1414 Main Street
Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (02/14/03)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Christine L. Swanson	Registration Manager (02/14/2003)	1295 State Street Springfield, MA 01111

Timothy L. Plankey	Entity Contracting Officer (04/15/2003)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Jeffrey M. Sadjak	Registration Manager (09/05/200)	1295 State Street
	Agency Contracting Officer (09/05/02)	Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

(c) Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$1,432,329[1]	$10,000.00[2]

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2002 through December 31, 2002, commissions paid were $1,432,329.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2002 was $10,000.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 12 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2003.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ RICHARD M. HOWE
*Richard M. Howe On April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective No. 12 to Registration Statement No. 33-87904 has been signed by the following persons in the capacitities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President, Chief Financial Officer, (Principal Financial Officer)	April 24, 2003

/s/ BRENT NELSON** Brent Nelson	Sr. Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2003

/s/ GENE CHAO* Gene Chao, Ph.D.	Director	April 24, 2003

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2003

/s/ WILLIAM B. ELLIS* William B. Ellis, Ph.D.	Director	April 24, 2003

ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2003

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	April 24, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	April 24, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2003

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	on April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

/s/ JAMES M. RODOLAKIS **James M. Rodolakis	on April 24, 2003, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

INDEX TO EXHIBITS

Exhibit k    Opinion and Consent of Counsel

Exhibit n    Consent of independent auditors, Deloitte & Touche, LLP